UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08915

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 16

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015

Date of reporting period:	10/31/2015

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INCOME BUILDER FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Income and long-term capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Jennison Associates and PGIM, Inc. (PGIM) are registered investment advisers and Prudential Financial companies. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM. Prudential Fixed Income and Prudential Real Estate Investors, also known as PREI, are units of PGIM. ©2015 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PREI, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Income Builder Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

As always, Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Income Builder Fund

Prudential Income Builder Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–2.59%	29.78%	59.96%
Class B	–3.35	24.98	48.37
Class C	–3.35	24.99	48.38
Class R	–2.83	28.19	56.13
Class Z	–2.33	31.38	64.13
S&P 500 Index	5.21	95.24	112.79
Barclays US Aggregate Bond Index	1.96	16.07	58.62
Lipper Flexible Portfolio Funds Average	–2.84	33.01	66.74

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–10.79%	3.68%	3.61%
Class B	–10.13	3.92	3.42
Class C	–7.08	4.10	3.42
Class R	–5.85	4.61	3.94
Class Z	–5.32	5.14	4.47
S&P 500 Index	–0.61	13.33	6.79
Barclays US Aggregate Bond Index	2.94	3.10	4.64
Lipper Flexible Portfolio Funds Average	–5.59	5.38	4.53

Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–7.94%	4.17%	4.22%
Class B	–7.28	4.40	4.02
Class C	–4.14	4.56	4.02
Class R	–2.83	5.09	4.56
Class Z	–2.33	5.61	5.08

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Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–2.59%	5.35%	4.81%
Class B	–3.35	4.56	4.02
Class C	–3.35	4.56	4.02
Class R	–2.83	5.09	4.56
Class Z	–2.33	5.61	5.08

Note: Effective September 23, 2014, the Fund’s investment objective, strategies, and policies were changed and new subadvisers were appointed for the Fund. The Fund’s performance prior to September 23, 2014, is not attributable to the Fund’s current subadvisers or to its current investment strategies.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Income Builder Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Barclays US Aggregate Index for the Prudential Income Builder Fund by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential Income Builder Fund	3

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 502 stocks of large US public companies. It gives a broad look at how US investment-grade bonds have performed.

Barclays US Aggregate Bond Index

The Barclays US Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the US government and its agencies and by corporations with greater than one year remaining to maturity. It gives a broad look at how US investment-grade bonds have performed.

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Lipper Flexible Portfolio Funds Average

The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds category for the periods noted. The funds in the Lipper Average allocate their investments to both domestic and foreign securities across traditional asset classes with a focus on total return.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
PowerShares Preferred Portfolio ETF, Exchange Traded Funds	10.0%
Prudential Short Duration High Yield Income Fund (Class Q), Affiliated Mutual Funds	5.1
SPDR Barclays Convertible Securities ETF, Exchange Traded Fund	2.5
Prudential Government Income Fund Class Z, Affiliated Mutual Funds	1.7
Cisco Systems, Inc., Communications Equipment	0.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Real Estate Investment Trusts (REITs)	13.7%
Exchange Traded Funds	12.5
Foreign Government Bonds	9.9
Oil, Gas & Consumable Fuels	8.4
Affiliated Mutual Funds	7.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential Income Builder Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Income Builder Fund’s Class A shares returned -2.59% for the 12-months ended October 31, 2015, trailing the 1.96% return of the Barclays US Aggregate Bond Index, but essentially in line with the -2.84% return of the Lipper Flexible Portfolio Funds Average.

How did the domestic and international equities markets perform?

The period was dominated by slow but positive economic growth in the United States and fear of worsening economic conditions in Europe and China. This resulted in a volatile, but overall positive, 12 months for US stocks. However, the drop in Chinese demand for imports together with rising supplies of energy commodities led to plunges in energy prices late in 2014 and again between May and September 2015. The decline in energy costs may have helped support US economic growth, but energy-related stocks pulled down the global market averages over the period, constraining overall equity returns. Moreover, reduced Chinese imports, particularly of commodities, affected other countries’ economic growth more than that of the United States, putting stress on international developed market stocks that only caught up in October for prior losses. Emerging markets shares, particularly commodities exporters, such as the Latin American countries, suffered substantial losses. Japanese stocks were an exception to the trend, with a solid positive return.

How did the domestic investment-grade bond market perform?

Although the contrast between the US and other economies helped domestic bond markets, concerns about the Federal Reserve’s first potential rate hike since 2006 introduced stress. Credit spreads (yield differentials between Treasuries and other bonds of similar maturity) continued to widen, although the US dollar rose. Chinese authorities allowed an uncharacteristically steep drop in the value of their currency in early August, aggravating the weak environment for the global economy and world currencies. This environment was positive overall for high-quality US bonds, which presented a safe haven for international investors. Nonetheless, concerns over slowing global growth and bouts of heavy new issuance held back the investment-grade bond markets in the third quarter of 2015.

How did asset allocation affect the Fund’s performance?

•

QMA seeks to allocate its assets to various attractive sources of income while reducing potential risk, balancing the need for yield with total return. Portfolio allocations are based on QMA’s long-term and short-term market outlooks. Strategic allocations are based on QMA’s long-term expectations for the returns, yields, and risks of each underlying asset class. Tactical tilts, which are short-term deviations from the strategic allocations, are implemented in response to market conditions, yields, valuations, and other fundamental and systematic factors.

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•

The portfolio’s long-term strategic allocations were the largest detractor from its performance, as the reporting period proved to be a difficult environment for income-oriented assets, especially those with sensitivity to energy prices. Oil prices dropped more than 40% in the reporting period. Master limited partnerships (MLPs) and high yield debt had their worst periods since the 2008 financial crisis. The portfolio’s strategic allocations to emerging market debt and to convertible bonds also detracted, both underperforming the Barclays Aggregate Index and experiencing heightened volatility as global markets continued to contend with uncertainty about Federal Reserve policy and slowing global growth.

•

The impact of these allocations was mitigated by tactical shifts in allocation relative to the strategic weights. In equities, the portfolio was underweight MLPs, while overweighting preferred and income-oriented stocks. These positions accounted for most of the positive tactical contributions, since MLPs were the worst-performing asset class and preferred stocks was the best.

How did the underlying managers contribute or detract from the Fund’s performance?

The performance of the underlying asset classes was mixed, but positive on balance. The MLP sleeve, managed by Jennison, outperformed the Alerian MLP Index by a wide margin, while both the High Yield sleeve and the Prudential Short Duration High Yield Income Fund, both managed by Prudential Fixed Income, outperformed their respective targets by well over 3%. These contributions were partially offset by the poor relative performance of the Equity Income sleeve, managed by Jennison, and the Global REITs sleeve, managed by PREI, which trailed their respective benchmarks by sizable margins.

Did the Fund hold derivatives, and did they affect performance?

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. During the reporting period, the Fund used the Markit CDX HighYield Index to obtain broad market exposure. Overall, exposure to the CDX had a minimal impact on performance. The Markit CDX HY is based on a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt. Currency positioning in the Fund was partially facilitated by the use of currency forward contracts. During the reporting period, the Fund’s currency positioning added to relative performance. The Fund also used credit default swaps to help manage credit exposure, which had a modestly positive impact on performance.

Prudential Income Builder Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Income Builder Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$960.20	0.99%	$4.89
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Class B	Actual	$1,000.00	$955.90	1.74%	$8.58
	Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84

Class C	Actual	$1,000.00	$956.90	1.74%	$8.58
	Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84

Class R	Actual	$1,000.00	$958.90	1.24%	$6.12
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

Class Z	Actual	$1,000.00	$961.60	0.74%	$3.66
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Income Builder Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.61%	0.78%
B	2.33	1.51
C	2.29	1.55
R	2.06	1.03
Z	1.27	0.56

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.24% for each share class. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.1%

COMMON STOCKS 35.6%

Aerospace & Defense 0.4%
Boeing Co. (The)	7,392	$1,094,533

Airlines 0.1%
Air Canada (Canada)(a)	14,458	118,972
United Continental Holdings, Inc.(a)	3,550	214,101

		333,073

Banks 1.1%
Bank of America Corp.	45,546	764,262
JPMorgan Chase & Co.	19,285	1,239,061
Wells Fargo & Co.	23,785	1,287,720

		3,291,043

Beverages 0.7%
Britvic PLC (United Kingdom)	95,415	1,025,711
Britvic PLC (United Kingdom), 144A(b)	8,008	86,095
Coca-Cola Co. (The)	7,202	305,005
Coca-Cola Enterprises, Inc.	12,158	624,192

		2,041,003

Biotechnology 0.6%
AbbVie, Inc.	10,554	628,491
Celgene Corp.(a)	9,502	1,165,990

		1,794,481

Chemicals 0.2%
Air Products & Chemicals, Inc.	3,474	482,816

Commercial Services & Supplies 0.2%
Spotless Group Holdings Ltd. (Australia)	263,438	402,270
Spotless Group Holdings Ltd. (Australia), 144A(b)	51,751	79,045

		481,315

Communications Equipment 1.1%
Cisco Systems, Inc.	92,448	2,667,125
QUALCOMM, Inc.	8,245	489,918

		3,157,043

See Notes to Financial Statements.

Prudential Income Builder Fund	11

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Consumer Finance 0.2%
Navient Corp.	37,732	$497,685

Containers & Packaging 0.3%
Bemis Co., Inc.	10,002	457,892
Packaging Corp. of America	5,840	399,748

		857,640

Diversified Telecommunication Services 0.4%
Frontier Communications Corp.	233,383	1,199,589
HKBN Ltd. (Hong Kong), 144A(a)(b)	61,931	74,318

		1,273,907

Electric Utilities 0.3%
Alupar Investimento SA (Brazil)	12,364	50,815
Brookfield Infrastructure Partners LP, MLP (Bermuda)	21,107	887,760

		938,575

Energy Equipment & Services 0.2%
USA Compression Partners LP, MLP	40,411	651,425

Food Products 1.5%
ConAgra Foods, Inc.	19,602	794,861
J.M. Smucker Co. (The)	11,479	1,347,520
Kraft Heinz Co. The	23,224	1,810,775
Pinnacle Foods, Inc.	9,798	431,896

		4,385,052

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	23,708	1,282,129
McDonald’s Corp.	16,582	1,861,330
Merlin Entertainments PLC (United Kingdom)	19,667	125,493
SeaWorld Entertainment, Inc.	24,394	486,172
Starbucks Corp.	11,691	731,506
Starwood Hotels & Resorts Worldwide, Inc.	8,182	653,496

		5,140,126

Independent Power & Renewable Electricity Producers 0.5%
Abengoa Yield PLC (Spain)	36,890	683,572
NRG Yield, Inc. (Class A Stock)	12,621	173,286

See Notes to Financial Statements.

12

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers (cont’d.)
NRG Yield, Inc. (Class C Stock)	25,375	$366,415
TerraForm Power, Inc. (Class A Stock)(a)	9,292	169,579

		1,392,852

Insurance 0.2%
MetLife, Inc.	13,713	690,861

IT Services 1.2%
Computer Sciences Corp.	36,995	2,463,497
Xerox Corp.	111,804	1,049,840

		3,513,337

Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.	4,696	614,143

Media 0.5%
Cinemark Holdings, Inc.	14,632	518,558
Time Warner, Inc.	12,462	938,887

		1,457,445

Multi-Utilities 0.4%
NiSource, Inc.	18,177	348,271
PG&E Corp.	13,249	707,497

		1,055,768

Oil, Gas & Consumable Fuels 7.9%
Antero Midstream Partners LP, MLP	14,926	355,537
Blueknight Energy Partners LP, MLP	25,659	155,494
Boardwalk Pipeline Partners LP, MLP	25,901	332,051
Buckeye Partners LP, MLP	18,242	1,237,355
Cheniere Energy Partners LP Holdings LLC	45,215	889,831
Cheniere Energy Partners LP, MLP	36,094	1,010,993
Columbia Pipeline Group, Inc.	25,508	529,801
Columbia Pipeline Partners LP, MLP	13,949	188,869
Dominion Midstream Partners LP, MLP	7,513	246,126
Enbridge Energy Partners LP, MLP	28,349	792,071
Energy Transfer Equity LP, MLP	48,764	1,050,864
Energy Transfer Partners LP, MLP	33,929	1,498,305
Enterprise Products Partners LP, MLP	20,156	556,910
EQT GP Holdings LP, MLP	8,686	229,658

See Notes to Financial Statements.

Prudential Income Builder Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
EQT Midstream Partners LP, MLP	7,691	$569,442
Euronav NV (Belgium)	35,520	531,379
Kinder Morgan, Inc.	50,875	1,391,431
NuStar Energy LP, MLP	15,690	794,699
ONEOK Partners LP, MLP	22,581	718,753
ONEOK, Inc.	19,419	658,692
Pembina Pipeline Corp. (Canada)	12,405	311,614
Phillips 66 Partners LP, MLP	5,959	361,354
Plains All American Pipeline LP, MLP	28,567	906,145
Plains GP Holdings LP, MLP (Class A Stock)	37,414	581,788
Rice Midstream Partners LP, MLP	42,089	576,619
Rose Rock Midstream LP, MLP	16,778	454,516
SemGroup Corp. (Class A Stock)	11,551	526,148
Shell Midstream Partners LP, MLP	6,975	238,754
Sunoco Logistics Partners LP, MLP	20,260	588,350
Sunoco LP, MLP	9,287	320,309
Tallgrass Energy GP LP, MLP	9,037	216,346
Tallgrass Energy Partners LP, MLP	27,009	1,170,030
Western Gas Equity Partners LP, MLP	3,824	164,929
Western Refining Logistics LP, MLP	19,188	497,545
Williams Cos., Inc. (The)	52,612	2,075,017
Williams Partners LP, MLP	13,509	456,604

		23,184,329

Pharmaceuticals 1.3%
Bristol-Myers Squibb Co.	25,376	1,673,547
Endo International PLC(a)	13,787	827,082
Merck & Co., Inc.	5,779	315,880
Pfizer, Inc.	30,902	1,045,106

		3,861,615

Real Estate Investment Trusts (REITs) 11.0%
Agellan Commercial Real Estate Investment Trust (Canada)	165,314	1,150,472
Ascendas Real Estate Investment Trust (Singapore)	855,740	1,456,922
Cache Logistics Trust (Singapore)	2,091,663	1,498,998
Care Capital Properties, Inc.	23,101	761,178
CareTrust REIT, Inc.	47,644	539,330
CBL & Associates Properties, Inc.	75,932	1,107,089
Community Healthcare Trust, Inc.	73,896	1,353,036
Crown Castle International Corp.	8,996	768,798

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
CyrusOne, Inc.	26,528	$935,908
Dexus Property Group (Australia)	52,225	286,682
Digital Realty Trust, Inc.	21,117	1,561,813
Easterly Government Properties, Inc.	35,036	612,429
Empiric Student Property PLC (United Kingdom)	332,715	561,997
Eurocommercial Properties NV (Netherlands), CVA	6,357	303,180
Federation Centres (Australia)	305,932	631,982
First Potomac Realty Trust	57,710	680,401
Fonciere Des Regions (France)	3,535	332,734
GEO Group, Inc. (The)	26,681	860,996
Investa Office Fund (Australia)	77,085	220,623
Keppel REIT (Singapore)	1,559,200	1,073,102
Lexington Realty Trust	154,324	1,364,224
Mapletree Commercial Trust (Singapore)	56,181	54,894
MFA Financial, Inc.	65,186	451,087
Mirvac Group (Australia)	235,406	300,907
National Retail Properties, Inc.	12,413	471,694
New York REIT, Inc.	29,782	339,515
NorthStar Realty Finance Corp.	104,037	1,249,484
Parkway Properties, Inc.	20,110	336,440
Physicians Realty Trust	50,166	801,653
Prologis Property Mexico SA de CV (Mexico)(b)	415,012	690,439
QTS Realty Trust, Inc. (Class A Stock)	11,352	488,250
Retail Properties of America, Inc. (Class A Stock)	22,716	340,059
RLJ Lodging Trust	16,916	424,422
Sabra Health Care REIT, Inc.	38,818	880,392
Senior Housing Properties Trust	77,958	1,184,182
Slate Retail REIT (Canada)	87,367	904,004
STAG Industrial, Inc.	57,311	1,176,022
Starwood Property Trust, Inc.	36,872	740,758
STORE Capital Corp.	23,639	535,896
Suntec Real Estate Investment Trust (Singapore)	249,359	292,895
Tier REIT, Inc.	40,409	588,759
Welltower, Inc.	6,681	433,396
Wereldhave NV (Netherlands)	8,905	555,131
WP GLIMCHER, Inc.	100,641	1,169,448

		32,471,621

Road & Rail 0.3%
Union Pacific Corp.	9,497	848,557

See Notes to Financial Statements.

Prudential Income Builder Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Software 0.3%
Microsoft Corp.	19,245	$1,013,057

Specialty Retail 0.9%
GameStop Corp. (Class A Stock)	23,473	1,081,401
Home Depot, Inc. (The)	9,722	1,202,028
Lowe’s Cos., Inc.	5,521	407,616

		2,691,045

Technology Hardware, Storage & Peripherals 0.4%
Apple, Inc.	10,907	1,303,386

Tobacco 1.0%
Philip Morris International, Inc.	14,446	1,277,027
Reynolds American, Inc.	37,185	1,796,779

		3,073,806

Wireless Telecommunication Services 0.4%
Vodafone Group PLC (United Kingdom), ADR	36,150	1,191,865

TOTAL COMMON STOCKS (cost $107,980,960)		104,783,404

EXCHANGE TRADED FUNDS 12.5%
PowerShares Preferred Portfolio ETF	1,991,833	29,499,047
SPDR Barclays Convertible Securities ETF	158,869	7,396,941

TOTAL EXCHANGE TRADED FUNDS (cost $36,705,010)		36,895,988

PREFERRED STOCKS 3.4%

Diversified Telecommunication Services 0.3%
Frontier Communications Corp., CVT, Series A, 11.125%	9,900	981,387

Independent Power & Renewable Electricity Producers 0.1%
Dynegy, Inc., CVT, Series A, 5.375%	3,760	273,653

Oil, Gas & Consumable Fuels 0.5%
Anadarko Petroleum Corp., CVT, 7.500%	17,797	715,973
Kinder Morgan, Inc., CVT, Series A, 9.750%	12,409	611,888

		1,327,861

See Notes to Financial Statements.

16

Description			Shares	Value (Note 1)
PREFERRED STOCKS (Continued)

Pharmaceuticals 0.1%
Allergan PLC, CVT, Series A, 5.500%			219	$229,212

Real Estate Investment Trusts (REITs) 2.4%
American Tower Corp., CVT, Series B, 5.500%			6,494	678,623
Boston Properties, Inc., 5.250%			13,168	339,076
DDR Corp., Series K, 6.250%			25,742	663,629
Digital Realty Trust, Inc., Series I, 6.350%(a)			39,881	1,000,614
Gramercy Property Trust, Inc., Series B, 7.125%			39,139	1,007,829
Inland Real Estate Corp., Series B, 6.950%			26,174	662,857
Lasalle Hotel Properties, Series I, 6.375%			19,466	490,348
Pennsylvania Real Estate Investment Trust, Series A, 8.250%			31,780	821,990
STAG Industrial, Inc., Series B, 6.625%			20,220	500,445
Verieit, Inc., Series F, 6.700%			40,743	1,010,834

				7,176,245

TOTAL PREFERRED STOCKS (cost $10,109,330)				9,988,358

	Interest Rate	Maturity Date	Principal Amount (000)#
CONVERTIBLE BOND 0.1%
WFC United Continental, Sr. Unsec’d. Notes, 144A(b) (cost $448,016)	7.440%	11/04/15	752	452,779

CORPORATE BONDS 24.5%

Aerospace & Defense 0.1%
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	150	151,500
TransDigm, Inc., Gtd. Notes	6.000	07/15/22	150	151,500
Gtd. Notes	6.500	07/15/24	125	127,188

				430,188

Apparel 0.1%
Levi Strauss & Co., Sr. Unsec’d. Notes	5.000	05/01/25	225	227,813

See Notes to Financial Statements.

Prudential Income Builder Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Auto Manufacturers 0.1%
Fiat Chrysler Automobiles NV (United Kingdom), Sr. Unsec’d. Notes	5.250%	04/15/23	200	$199,000
General Motors Co., Sr. Unsec’d. Notes	4.875	10/02/23	75	78,683

				277,683

Auto Parts & Equipment 0.6%
American Axle & Manufacturing, Inc., Gtd. Notes	6.625	10/15/22	25	26,563
Gtd. Notes	7.750	11/15/19	150	167,625
Dana Holding Corp., Sr. Unsec’d. Notes	5.500	12/15/24	100	99,750
Lear Corp., Gtd. Notes	5.250	01/15/25	325	331,500
Meritor, Inc., Gtd. Notes	6.250	02/15/24	125	119,375
Gtd. Notes	6.750	06/15/21	150	148,125
Nemark SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	5.500	02/28/23	200	204,500
Omega US Sub. LLC, Sr. Unsec’d. Notes, 144A	8.750	07/15/23	150	141,187
Schaeffler Finance BV (Germany), Sr. Sec’d. Notes, 144A	4.750	05/15/23	200	201,500
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.750	04/29/25	250	245,312

				1,685,437

Banks 0.8%
Bank of America Corp., Jr. Sub. Notes	6.100(c)	12/31/49	300	303,375
Jr. Sub. Notes	6.250(c)	09/29/49	50	50,702
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	6.750	09/30/22	200	224,400
CIT Group, Inc., Sr. Unsec’d. Notes	5.000	08/15/22	425	447,844
Sr. Unsec’d. Notes, 144A	5.500	02/15/19	200	212,250
Citigroup, Inc., Jr. Sub. Notes	5.875(c)	12/31/49	100	98,976
Jr. Sub. Notes	5.950(c)	12/31/49	425	410,125
Jr. Sub. Notes	5.950(c)	12/31/49	100	99,804
ICICI Bank Ltd. (India), Jr. Sub. Notes, RegS	6.375(c)	04/30/22	100	102,620

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., Jr. Sub. Notes	6.000%(c)	12/31/49	25	$25,363
Jr. Sub. Notes	6.100(c)	10/29/49	175	178,500
Jr. Sub. Notes	6.125(c)	12/31/49	25	25,532
Oschadbank Via SSB #1 PLC (Ukraine), Sr. Unsec’d. Notes, RegS	9.625	03/20/25	200	174,040

				2,353,531

Beverages 0.1%
Cott Beverages, Inc. (Canada), Gtd. Notes	6.750	01/01/20	200	212,000

Building Materials 0.6%
Builders FirstSource, Inc., Gtd. Notes, 144A	10.750	08/15/23	175	180,687
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $101,750; purchased 03/25/15)(b)(d)	5.375	11/15/24	100	102,875
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	5.700	01/11/25	200	185,000
Sr. Sec’d. Notes, 144A	6.500	12/10/19	200	203,000
Griffon Corp., Gtd. Notes	5.250	03/01/22	280	275,100
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	6.125	07/15/23	150	149,250
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $353,750; purchased 02/02/15 - 06/17/15)(b)(d)	7.500	02/15/19	350	337,750
USG Corp., Sr. Unsec’d. Notes	9.750	01/15/18	200	224,500
Votorantim Cimentos SA (Brazil), Gtd. Notes	7.250	04/05/41	200	167,560

				1,825,722

Chemicals 1.3%
A Schulman, Inc., Gtd. Notes, 144A	6.875	06/01/23	175	173,688
Ashland, Inc., Sr. Unsec’d. Notes	6.875	05/15/43	300	289,500
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holdings BV, Gtd. Notes, 144A	7.375	05/01/21	150	158,625
Axiall Corp., Gtd. Notes	4.875	05/15/23	50	47,531

See Notes to Financial Statements.

Prudential Income Builder Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Blue Cube Spinco, Inc., Gtd. Notes, 144A	9.750%	10/15/23	195	$210,112
Gtd. Notes, 144A	10.000	10/15/25	125	135,625
Celanese US Holdings LLC, Gtd. Notes	5.875	06/15/21	75	80,625
Chemours Co. (The), Sr. Unsec’d. Notes, 144A	6.625	05/15/23	100	74,625
Sr. Unsec’d. Notes, 144A	7.000	05/15/25	75	55,875
Chemtura Corp., Gtd. Notes	5.750	07/15/21	490	497,350
Eagle Spinco, Inc., Gtd. Notes	4.625	02/15/21	75	73,031
Hexion, Inc., Sr. Sec’d. Notes	6.625	04/15/20	250	211,875
Sr. Sec’d. Notes	10.000	04/15/20	450	427,500
Hexion, Inc./Hexion Nova Scotia Finance ULC, Sec’d. Notes	9.000	11/15/20	200	106,000
Kissner Milling Co., Ltd. (Canada), Sr. Sec’d. Notes, 144A (original cost $127,813; purchased 06/18/15)(b)(d)	7.250	06/01/19	125	126,719
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	6.750	09/19/42	200	200,750
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	6.500	02/01/22	325	276,250
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500	04/15/21	300	300,000
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $365,625; purchased 10/21/14 - 10/07/15)(b)(d)	8.750	12/15/20	375	306,600
Tronox Finance LLC, Gtd. Notes	6.375	08/15/20	100	71,220

				3,823,501

Coal
Peabody Energy Corp., Sec’d. Notes, 144A	10.000	03/15/22	75	20,250

Commercial Services 0.6%
Ahern Rentals, Inc., Sec’d. Notes, 144A	7.375	05/15/23	75	69,750
Cimpress NV (Netherlands), Gtd. Notes, 144A	7.000	04/01/22	225	226,687
Interactive Data Corp., Gtd. Notes, 144A	5.875	04/15/19	100	100,625
Jurassic Holdings III, Inc., Sec’d. Notes, 144A (original cost $165,969; purchased 10/27/14 - 05/06/15)(b)(d)	6.875	02/15/21	175	126,000

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Laureate Education, Inc., Gtd. Notes, 144A	10.000%	09/01/19	500	$397,500
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $51,938; purchased 11/10/14)(b)(d)	7.875	05/01/18	50	49,813
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	6.000	04/01/24	100	91,625
Sr. Unsec’d. Notes	6.500	11/15/23	100	93,750
Service Corp. International, Sr. Unsec’d. Notes	5.375	05/15/24	200	213,250
United Rentals North America, Inc., Gtd. Notes	5.500	07/15/25	75	74,813
Gtd. Notes	7.625	04/15/22	75	81,383
Gtd. Notes	8.250	02/01/21	108	113,670

				1,638,866

Computers
IHS, Inc., Gtd. Notes	5.000	11/01/22	50	50,500

Cosmetics/Personal Care
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625	05/15/21	70	64,925

Distribution/Wholesale 0.3%
American Tire Distributors, Inc., Sr. Sub. Notes, 144A	10.250	03/01/22	100	101,000
Beacon Roofing Supply, Inc., Gtd. Notes, 144A	6.375	10/01/23	125	131,563
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $324,625; purchased 09/30/14 - 10/29/14)(b)(d)	7.250	08/01/18	300	312,000
H&E Equipment Services, Inc., Gtd. Notes	7.000	09/01/22	175	177,625
HD Supply, Inc., Sr. Sec’d. Notes, 144A	5.250	12/15/21	125	131,250

				853,438

Diversified Financial Services 0.5%
Ally Financial, Inc., Gtd. Notes	8.000	03/15/20	100	118,250
CoreLogic, Inc., Gtd. Notes	7.250	06/01/21	50	52,625

See Notes to Financial Statements.

Prudential Income Builder Fund	21

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875%	04/15/18	5	$5,075
Sr. Unsec’d. Notes	5.875	08/15/22	475	517,750
Sr. Unsec’d. Notes	8.625	01/15/22	50	61,500
Sr. Unsec’d. Notes	8.875	09/01/17	50	55,500
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A	6.875	03/15/20	50	47,500
Navient Corp., Sr. Unsec’d. Notes, MTN	8.000	03/25/20	100	106,000
OneMain Financial Holdings, Inc., Gtd. Notes, 144A	6.750	12/15/19	50	53,062
Gtd. Notes, 144A	7.250	12/15/21	325	339,625
Springleaf Finance Corp., Gtd. Notes	6.000	06/01/20	50	50,625
Gtd. Notes	8.250	10/01/23	100	109,750

				1,517,262

Electric 1.6%
AES Corp., Sr. Unsec’d. Notes	5.500	04/15/25	500	465,000
Sr. Unsec’d. Notes	7.375	07/01/21	175	186,375
Calpine Corp., Sr. Sec’d. Notes, 144A	7.875	01/15/23	436	468,155
Sr. Unsec’d. Notes	5.375	01/15/23	250	239,062
Sr. Unsec’d. Notes	5.500	02/01/24	150	142,500
DPL, Inc., Sr. Unsec’d. Notes	6.750	10/01/19	250	256,250
Sr. Unsec’d. Notes	7.250	10/15/21	25	25,094
Dynegy, Inc., Gtd. Notes	6.750	11/01/19	275	274,312
Gtd. Notes	7.625	11/01/24	950	952,375
GenOn Energy, Inc., Sr. Unsec’d. Notes	7.875	06/15/17	225	208,688
Sr. Unsec’d. Notes	9.875	10/15/20	200	165,750
Listrindo Capital BV (Indonesia), Gtd. Notes, RegS	6.950	02/21/19	200	207,015
Mirant Mid-Atlantic, Series B, Pass-Through Trust, Pass-Through Certificates	9.125	06/30/17	38	37,989

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
NRG Energy, Inc., Gtd. Notes	6.250%	07/15/22	250	$230,000
Gtd. Notes	6.250	05/01/24	200	179,000
Gtd. Notes	6.625	03/15/23	50	46,500
Gtd. Notes	7.625	01/15/18	200	209,500
NRG REMA LLC, Pass-Through Certificates(b)	9.237	07/02/17	18	18,825
Series C, Pass-Through Certificates	9.681	07/02/26	225	226,125
Talen Energy Supply LLC, Sr. Unsec’d. Notes, 144A	5.125	07/15/19	75	68,610

				4,607,125

Electrical Components & Equipment 0.1%
Anixter, Inc., Gtd. Notes, 144A	5.500	03/01/23	200	206,500
EnerSys, Gtd. Notes, 144A	5.000	04/30/23	125	126,875

				333,375

Engineering & Construction 0.2%
AECOM, Gtd. Notes, 144A	5.750	10/15/22	200	208,000
Gtd. Notes, 144A	5.875	10/15/24	200	206,500
Odebrecht Finance Ltd. (Brazil), Gtd. Notes, RegS (original cost $218,750; purchased 09/24/14)(b)(d)	7.125	06/26/42	200	119,000

				533,500

Entertainment 0.9%
AMC Entertainment, Inc., Gtd. Notes	5.750	06/15/25	300	302,250
Carmike Cinemas, Inc., Sec’d. Notes, 144A	6.000	06/15/23	75	77,715
CCM Merger, Inc., Gtd. Notes, 144A (original cost $318,135; purchased 09/26/14 - 09/30/15)(b)(d)	9.125	05/01/19	300	318,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.250	03/15/21	150	156,375
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23	250	246,562
Eldorado Resorts, Inc., Sr. Unsec’d. Notes, 144A	7.000	08/01/23	375	379,687
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	11/01/23	75	75,722
Isle of Capri Casinos, Inc., Gtd. Notes	5.875	03/15/21	150	157,875

See Notes to Financial Statements.

Prudential Income Builder Fund	23

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875%	11/01/21	250	$255,000
Pinnacle Entertainment, Inc., Gtd. Notes	7.750	04/01/22	100	110,750
Gtd. Notes	8.750	05/15/20	200	208,250
Scientific Games International, Inc., Gtd. Notes	6.625	05/15/21	575	399,625
Gtd. Notes	10.000	12/01/22	125	110,625

				2,798,436

Environmental Control 0.1%
Clean Harbors, Inc., Gtd. Notes	5.125	06/01/21	250	256,625
Covanta Holding Corp., Sr. Unsec’d. Notes	5.875	03/01/24	150	148,875

				405,500

Food 0.9%
B&G Foods, Inc., Gtd. Notes	4.625	06/01/21	250	249,062
Darling Ingredients, Inc., Gtd. Notes	5.375	01/15/22	100	99,250
ESAL GmbH (Brazil), Gtd. Notes, 144A	6.250	02/05/23	200	195,000
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	100	95,500
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23	150	153,000
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $264,375; purchased 09/26/14)(b)(d)	7.250	06/01/21	250	261,562
Sr. Unsec’d. Notes, 144A (original cost $100,000; purchased 05/20/15)(b)(d)	5.750	06/15/25	100	96,750
Sr. Unsec’d. Notes, 144A (original cost $201,500; purchased 07/02/15)(b)(d)	5.875	07/15/24	200	196,000
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750	03/15/25	25	25,563
Post Holdings, Inc., Gtd. Notes	7.375	02/15/22	25	26,340
Gtd. Notes, 144A	6.000	12/15/22	450	452,250
Gtd. Notes, 144A	6.750	12/01/21	100	103,500
Gtd. Notes, 144A	8.000	07/15/25	125	135,625
Roundy’s Supermarkets, Inc., Sec’d. Notes, 144A	10.250	12/15/20	200	111,500
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A	9.000	11/01/19	150	159,000

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Food (cont’d.)
Smithfield Foods, Inc., Sr. Unsec’d. Notes	6.625%	08/15/22	75	$80,250
SUPERVALU, Inc., Sr. Unsec’d. Notes	7.750	11/15/22	100	98,370

				2,538,522

Food Service
Aramark Services, Inc., Gtd. Notes	5.750	03/15/20	75	78,281

Forest Products & Paper
Tembec Industries, Inc. (Canada), Sr. Sec’d. Notes, 144A	9.000	12/15/19	150	120,000

Gas 0.1%
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A (original cost $255,629; purchased 06/17/15)(b)(d)	6.375	03/30/38	245	236,233

Healthcare-Products 0.4%
Crimson Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	6.625	05/15/22	625	541,406
Greatbatch Ltd., Sr. Unsec’d. Notes, 144A	9.125	11/01/23	150	152,813
Hill-Rom Holdings, Inc., Sr. Unsec’d. Notes, 144A	5.750	09/01/23	50	51,000
Mallinckrodt International Finance SA, Gtd. Notes	4.750	04/15/23	300	261,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.750	08/01/22	200	190,124

				1,196,343

Healthcare-Services 1.5%
Acadia Healthcare Co., Inc., Gtd. Notes	5.625	02/15/23	268	268,335
Gtd. Notes, 144A	5.625	02/15/23	75	75,094
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	125	124,375
CHS/Community Health Systems, Inc., Gtd. Notes	6.875	02/01/22	375	377,812
Gtd. Notes	8.000	11/15/19	250	260,000
DaVita HealthCare Partners, Inc., Gtd. Notes	5.000	05/01/25	125	124,087
HCA, Inc., Gtd. Notes	5.375	02/01/25	1,370	1,405,962

See Notes to Financial Statements.

Prudential Income Builder Fund	25

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
HealthSouth Corp., Gtd. Notes	5.125%	03/15/23	25	$24,563
Gtd. Notes	5.750	11/01/24	200	200,000
Gtd. Notes, 144A	5.750	11/01/24	75	75,000
Kindred Healthcare, Inc.	8.000	01/15/20	200	207,000
Gtd. Notes	8.000	01/15/20	50	51,875
Gtd. Notes	8.750	01/15/23	25	26,125
Select Medical Corp., Gtd. Notes	6.375	06/01/21	325	287,625
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750	02/01/20	775	785,656
Sr. Unsec’d. Notes	6.750	06/15/23	125	124,063
Sr. Unsec’d. Notes	8.125	04/01/22	25	26,438

				4,444,010

Holding Companies-Diversified 0.2%
Argos Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	7.125	03/15/23	350	368,375
James Hardie International Finance Ltd. (Ireland), Gtd. Notes, 144A	5.875	02/15/23	200	207,000

				575,375

Home Builders 0.9%
Beazer Homes USA, Inc., Gtd. Notes	5.750	06/15/19	50	48,125
Sr. Sec’d. Notes	6.625	04/15/18	225	232,313
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.375	05/15/25	75	72,000
Gtd. Notes, 144A	6.500	12/15/20	275	275,687
D.R. Horton, Inc., Gtd. Notes	4.750	02/15/23	100	102,750
KB Home, Gtd. Notes	7.250	06/15/18	150	160,500
Gtd. Notes	7.625	05/15/23	50	50,750
Lennar Corp., Gtd. Notes	4.500	11/15/19	75	77,625
Gtd. Notes	4.750	05/30/25	100	99,000
Meritage Homes Corp., Gtd. Notes	6.000	06/01/25	50	51,250
Ryland Group, Inc. (The), Gtd. Notes	5.375	10/01/22	150	153,000
Shea Homes LP/Shea Homes Funding Corp., Gtd. Notes, 144A	5.875	04/01/23	100	104,625
Gtd. Notes, 144A	6.125	04/01/25	225	235,688
Standard Pacific Corp., Gtd. Notes	8.375	01/15/21	200	237,260

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.875%	04/15/23	425	$430,312
WCI Communities, Inc., Gtd. Notes	6.875	08/15/21	75	78,750
William Lyon Homes, Inc., Gtd. Notes	7.000	08/15/22	200	207,250

				2,616,885

Household Products/Wares 0.1%
Spectrum Brands, Inc., Gtd. Notes, 144A	5.750	07/15/25	150	159,938

Housewares 0.1%
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20	150	154,500
Gtd. Notes, 144A	6.000	10/15/23	100	105,250

				259,750

Internet 0.3%
Ancestry.com, Inc., Gtd. Notes	11.000	12/15/20	200	218,500
Blue Coat Holdings, Inc., Sr. Unsec’d. Notes, 144A	8.375	06/01/23	225	232,875
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes, 144A	6.375	05/15/25	320	324,000

				775,375

Iron/Steel 0.3%
AK Steel Corp., Gtd. Notes	7.625	10/01/21	75	35,813
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	10.600	06/01/19	500	552,500
Commercial Metals Co., Sr. Unsec’d. Notes	4.875	05/15/23	100	88,500
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A (original cost $120,156; purchased 12/22/14)(b)(d)	6.375	05/01/22	125	117,187

				794,000

Leisure Time 0.1%
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $50,000; purchased 05/05/15)(b)(d)	6.250	05/15/25	50	49,125
Sr. Unsec’d. Notes, 144A (original cost $111,875; purchased 03/30/15)(b)(d)	8.500	10/15/22	100	108,750

				157,875

See Notes to Financial Statements.

Prudential Income Builder Fund	27

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Lodging 0.8%
Boyd Gaming Corp., Gtd. Notes	6.875%	05/15/23	325	$344,500
Gtd. Notes	9.000	07/01/20	300	323,250
Felcor Lodging LP, Gtd. Notes	6.000	06/01/25	220	227,700
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	350	362,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes	5.625	10/15/21	175	183,167
Interval Acquisition Corp., Gtd. Notes, 144A	5.625	04/15/23	75	76,875
MGM Resorts International, Gtd. Notes	6.625	12/15/21	300	320,250
Gtd. Notes	8.625	02/01/19	100	113,000
Station Casinos LLC, Gtd. Notes	7.500	03/01/21	100	106,750
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $239,500; purchased 10/01/14 - 05/14/15)(b)(d)	6.375	06/01/21	250	241,250

				2,298,992

Machinery-Construction & Mining
Terex Corp., Gtd. Notes	6.500	04/01/20	100	100,750
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, 144A	9.750	02/01/19	25	21,625

				122,375

Machinery-Diversified 0.2%
ATS Automation Tooling Systems, Inc. (Canada), Sr. Unsec’d. Notes, 144A	6.500	06/15/23	275	281,875
Case New Holland Industrial, Inc. (United Kingdom), Gtd. Notes	7.875	12/01/17	150	162,188
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $81,469; purchased 10/6/14)(b)(d)	8.750	12/15/19	75	72,195

				516,258

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media 2.0%
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375%	07/15/23	250	$253,000
Altice US Finance II Corp., Sr. Sec’d. Notes, 144A	7.750	07/15/25	200	192,500
Altice US Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	7.750	07/15/25	200	192,500
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	200	214,500
Cable One, Inc., Gtd. Notes, 144A	5.750	06/15/22	75	76,875
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	5.750	01/15/24	250	253,750
Gtd. Notes, 144A	5.125	05/01/23	75	75,187
Gtd. Notes, 144A	5.375	05/01/25	50	49,500
Gtd. Notes, 144A	5.875	05/01/27	425	425,000
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	12/15/21	305	293,026
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	75	72,055
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	100	100,125
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	6.500	11/15/22	100	104,250
Gtd. Notes	6.500	11/15/22	47	48,410
Gtd. Notes	7.625	03/15/20	100	101,500
Columbus International, Inc. (Barbados), Gtd. Notes, RegS (original cost $211,700; purchased 10/01/14)(b)(d)	7.375	03/30/21	200	208,000
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18	250	264,375
DISH DBS Corp., Gtd. Notes	6.750	06/01/21	250	258,125
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	200	208,000
Gray Television, Inc., Gtd. Notes	7.500	10/01/20	100	104,370
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	6.375	04/01/23	155	149,575
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	75	76,969
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000	04/15/22	200	203,250
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	650	666,250
Sinclair Television Group, Inc., Gtd. Notes	6.375	11/01/21	175	180,250
Gtd. Notes, 144A	5.625	08/01/24	25	24,500

See Notes to Financial Statements.

Prudential Income Builder Fund	29

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
TEGNA, Inc., Gtd. Notes	6.375%	10/15/23	200	$216,000
Tribune Media Co., Gtd. Notes, 144A	5.875	07/15/22	300	308,250
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $253,750; purchased 04/16/15)(b)(d)	5.125	02/15/25	250	245,625
VTR Finance BV (Chile), Sr. Sec’d. Notes, 144A	6.875	01/15/24	200	193,500

				5,759,217

Metal Fabricate/Hardware
JMC Steel Group, Inc., Sr. Unsec’d. Notes, 144A	8.250	03/15/18	75	51,000

Mining 0.3%
Alcoa, Inc., Sr. Unsec’d. Notes	5.125	10/01/24	200	198,250
Compass Minerals International, Inc., Gtd. Notes, 144A	4.875	07/15/24	100	97,250
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	8.250	11/01/19	125	106,250
Lundin Mining Corp. (Canada), Sr. Sec’d. Notes, 144A	7.500	11/01/20	150	151,500
Sr. Sec’d. Notes, 144A	7.875	11/01/22	175	175,402
New Gold, Inc. (Canada), Gtd. Notes, 144A	6.250	11/15/22	50	42,875
Gtd. Notes, 144A	7.000	04/15/20	125	116,563

				888,090

Miscellaneous Manufacturing 0.2%
Amsted Industries, Inc., Gtd. Notes, 144A (original cost $239,598; purchased 06/22/15)(b)(d)	5.000	03/15/22	239	241,390
Gtd. Notes, 144A (original cost $353,883; purchased 06/17/15)(b)(d)	5.375	09/15/24	353	348,588
Koppers, Inc., Gtd. Notes	7.875	12/01/19	155	155,000

				744,978

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp., Gtd. Notes	5.000	09/01/23	10	10,375
Gtd. Notes	5.500	12/01/24	325	340,438

				350,813

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas 0.9%
Bonanza Creek Energy, Inc., Gtd. Notes	6.750%	04/15/21	50	$36,000
California Resources Corp., Gtd. Notes	6.000	11/15/24	500	340,000
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	7.000	08/15/21	215	206,400
Sr. Unsec’d. Notes, 144A	8.125	09/15/23	25	25,063
Halcon Resources Corp., Sec’d. Notes, 144A	8.625	02/01/20	50	43,125
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $150,000; purchased 05/20/15)(b)(d)	5.750	10/01/25	150	138,750
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375	01/30/23	50	42,125
Gtd. Notes, 144A	6.500	03/15/21	125	109,688
Memorial Resource Development Corp., Gtd. Notes	5.875	07/01/22	175	164,937
Newfield Exploration Co., Sr. Unsec’d. Notes	5.375	01/01/26	75	71,250
Pacific Exploration and Production (Colombia), Gtd. Notes, 144A	5.375	01/26/19	200	87,000
Rice Energy, Inc., Gtd. Notes, 144A	7.250	05/01/23	50	46,250
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22	200	196,500
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	5.500	08/01/20	100	102,500
Gtd. Notes, 144A	6.375	04/01/23	125	125,937
Triangle USA Petroleum Corp., Gtd. Notes, 144A	6.750	07/15/22	75	35,250
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	300	298,500
Whiting Canadian Holding Co. ULC, Gtd. Notes	8.125	12/01/19	200	201,500
WPX Energy, Inc., Sr. Unsec’d. Notes	6.000	01/15/22	225	198,000
Sr. Unsec’d. Notes	8.250	08/01/23	100	94,000

				2,562,775

Oil & Gas Services
Western Refining Logistics LP/WNRL Finance Corp., Gtd. Notes	7.500	02/15/23	50	51,000

See Notes to Financial Statements.

Prudential Income Builder Fund	31

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging & Containers 0.6%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250%	04/15/19	100	$103,000
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, 144A	8.625	06/15/19	543	568,553
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A	7.875	11/01/19	200	190,000
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19	125	140,156
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	5.875	08/15/23	50	53,062
Gtd. Notes, 144A	6.375	08/15/25	50	53,250
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19	150	149,250
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $225,000; purchased 01/22/15 - 10/07/15)(b)(d)	6.500	10/01/21	225	222,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (New Zealand), Gtd. Notes	9.875	08/15/19	100	105,250
Sr. Sec’d. Notes	6.875	02/15/21	300	313,500
Sealed Air Corp., Gtd. Notes, 144A	4.875	12/01/22	25	25,688

				1,924,459

Pharmaceuticals 0.4%
Endo Finance LLC, Gtd. Notes, 144A	5.750	01/15/22	200	195,500
Grifols Worldwide Operations Ltd. (Spain), Gtd. Notes	5.250	04/01/22	200	207,000
Quintiles Transnational Corp., Gtd. Notes, 144A	4.875	05/15/23	75	77,109
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	5.500	03/01/23	25	21,000
Gtd. Notes, 144A	6.125	04/15/25	700	588,875
Gtd. Notes, 144A	6.750	08/15/18	150	144,765

				1,234,249

Pipelines 0.3%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes, 144A	6.250	04/01/23	75	63,750
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000	05/15/23	200	182,000
Gtd. Notes	6.750	08/01/22	175	170,625

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	4.875%	12/01/24	50	$47,187
Gtd. Notes	4.875	06/01/25	50	46,750
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $159,375; purchased 05/27/15)(b)(d)	6.000	01/15/19	150	151,875
Rose Rock Midstream LP/Rose Rock Finance Corp., Gtd. Notes, 144A	5.625	11/15/23	25	21,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	6.875	02/01/21	25	25,125
Gtd. Notes, 144A	6.750	03/15/24	125	122,969

				831,531

Real Estate
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A (original cost $50,000; purchased 11/10/14)(b)(d)	8.250	12/01/22	50	52,625

Real Estate Investment Trusts (REITs) 0.3%
Crown Castle International Corp., Sr. Unsec’d. Notes	5.250	01/15/23	175	188,344
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21	250	262,500
ESH Hospitality, Inc., Gtd. Notes, 144A	5.250	05/01/25	50	50,185
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	6.375	02/15/22	200	209,000
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes	5.000	04/15/21	200	203,000
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.375	06/01/23	50	51,937

				964,966

Retail 1.0%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sec’d. Notes, 144A	6.000	04/01/22	75	78,469
AmeriGas Finance LLC/AmeriGas Finance Corp., Gtd. Notes	6.750	05/20/20	75	77,719
Caleres, Inc., Gtd. Notes, 144A	6.250	08/15/23	125	126,250

See Notes to Financial Statements.

Prudential Income Builder Fund	33

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retail (cont’d.)
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000%	03/15/19	100	$81,750
CST Brands, Inc., Gtd. Notes	5.000	05/01/23	200	202,000
Dollar Tree, Inc., Gtd. Notes, 144A	5.750	03/01/23	175	184,406
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20	100	104,000
Ferrellgas LP/Ferrellgas Finance Corp., Gtd. Notes, 144A	6.750	06/15/23	50	46,125
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	150	148,875
Landry’s, Inc., Gtd. Notes, 144A (original cost $365,839; purchased 10/28/14 - 03/03/15)(b)(d)	9.375	05/01/20	342	366,795
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	575	597,281
Petco Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $303,000; purchased 10/20/14)(b)(d)	8.500	10/15/17	300	305,250
PVH Corp., Sr. Unsec’d. Notes	4.500	12/15/22	125	125,313
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	425	457,937
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	7.375	08/01/21	30	31,500
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A (original cost $100,000; purchased 05/29/15)(b)(d)	8.000	06/15/22	100	103,500

				3,037,170

Semiconductors 0.5%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000	01/15/22	70	74,550
Micron Technology, Inc., Sr. Unsec’d. Notes, 144A	5.250	08/01/23	235	229,593
Sr. Unsec’d. Notes, 144A	5.250	01/15/24	100	95,750
Sr. Unsec’d. Notes, 144A	5.625	01/15/26	350	329,000
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	4.625	06/15/22	200	204,000
Gtd. Notes, 144A	5.750	02/15/21	200	209,000
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	5.000	10/01/25	325	317,281

				1,459,174

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Software 1.8%
Audatex North America, Inc., Gtd. Notes, 144A	6.000%	06/15/21	350	$352,453
Gtd. Notes, 144A	6.125	11/01/23	98	98,612
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	685	530,019
Emdeon, Inc., Gtd. Notes	11.000	12/31/19	275	292,875
First Data Corp., Gtd. Notes	10.625	06/15/21	100	111,625
Gtd. Notes	11.750	08/15/21	450	513,000
Gtd. Notes	12.625	01/15/21	1,275	1,461,469
Gtd. Notes, 144A	7.000	12/01/23	850	864,875
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A (original cost $50,000; purchased 03/16/15)(b)(d)	7.125	05/01/21	50	43,281
Infor US, Inc., Gtd. Notes, 144A (original cost $601,157; purchased 03/18/15 - 08/18/15)(b)(d)	6.500	05/15/22	600	568,500
Italics Merger Sub., Inc., Sr. Unsec’d. Notes, 144A	7.125	07/15/23	300	297,597
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20	150	153,000

				5,287,306

Telecommunications 1.9%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250	02/15/23	75	76,500
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	6.750	11/15/20	25	26,563
Avaya, Inc., Sec’d. Notes, 144A	10.500	03/01/21	265	102,688
Bharti Airtel International Netherlands BV (India), Gtd. Notes, RegS	5.125	03/11/23	200	212,162
CenturyLink, Inc., Sr. Unsec’d. Notes	5.625	04/01/20	100	100,114
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, 144A	6.625	06/01/20	365	379,600
CommScope Technologies Finance LLC, Sr. Unsec’d. Notes, 144A	6.000	06/15/25	475	482,125
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375	11/15/22	125	129,062
Gtd. Notes, 144A	6.375	11/15/22	250	258,125
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23	200	180,000
Sr. Unsec’d. Notes, RegS	6.000	04/15/21	200	180,000

See Notes to Financial Statements.

Prudential Income Builder Fund	35

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Frontier Communications Corp., Sr. Unsec’d. Notes	8.750%	04/15/22	125	$120,312
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	5.500	08/01/23	200	164,875
Gtd. Notes	7.250	04/01/19	200	187,500
Level 3 Financing, Inc., Gtd. Notes	8.625	07/15/20	75	79,219
Gtd. Notes, 144A	5.375	01/15/24	300	303,750
Millicom International Cellular SA (Luxembourg), Sr. Unsec’d. Notes, RegS	4.750	05/22/20	200	176,000
Sprint Corp., Gtd. Notes	7.250	09/15/21	500	459,375
Gtd. Notes	7.625	02/15/25	550	488,125
T-Mobile USA, Inc., Gtd. Notes	6.625	04/01/23	250	255,390
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18	200	199,000
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303	05/30/24	200	201,000
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	200	200,250
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, RegS	9.125	04/30/18	100	110,250
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	6.500	04/30/20	200	211,000
Windstream Services LLC, Gtd. Notes	7.875	11/01/17	231	245,003

				5,527,988

Textiles 0.1%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	350	348,250

Transportation 0.2%
OPE KAG Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	7.875	07/31/23	200	208,000
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22	250	223,125
Sr. Unsec’d. Notes, 144A	7.875	09/01/19	300	301,875

				733,000

TOTAL CORPORATE BONDS (cost $74,558,924)				72,357,855

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN AGENCIES 2.8%
Banco de Costa Rica (Costa Rica), Gov’t. Gtd. Notes, RegS	5.250%	08/12/18	200	$202,750
Banque Centrale de Tunisie SA (Tunisia), Sr. Unsec’d. Notes, RegS	5.750	01/30/25	200	187,532
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes, RegS	5.477	07/24/23	140	123,987
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, RegS	5.750	02/14/42	200	187,750
Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec’d. Notes, RegS	4.875	11/04/44	200	178,001
Eskom Holdings SOC Ltd. (South Africa), Sr. Unsec’d. Notes, RegS	5.750	01/26/21	200	185,758
Sr. Unsec’d. Notes, 144A	7.125	02/11/25	200	185,500
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	5.000	09/23/21	200	199,711
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	8.625	04/28/34	85	96,832
Sr. Unsec’d. Notes, RegS	9.250	04/23/19	305	342,744
Kazakhstan Temir Zholy Finance BV (Kazakhstan), Gtd. Notes, RegS	6.375	10/06/20	200	195,400
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, RegS	5.750	04/30/43	550	423,364
Sr. Unsec’d. Notes, RegS	7.000	05/05/20	450	467,815
Sr. Unsec’d. Notes, RegS	6.375	04/09/21	200	202,060
Sr. Unsec’d. Notes, RegS	9.125	07/02/18	200	220,556
Majapahit Holding BV (Indonesia), Gtd. Notes, RegS	7.750	01/20/20	700	789,950
Gtd. Notes, RegS	8.000	08/07/19	100	112,750
National Savings Bank (Sri Lanka), Sr. Unsec’d. Notes, RegS	8.875	09/18/18	200	213,750
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes, RegS	6.500	05/27/41	200	186,282
Petroleos de Venezuela SA (Venezuela), Gtd. Notes, RegS	6.000	05/16/24	200	71,750
Gtd. Notes, RegS	8.500	11/02/17	1,080	655,992
Petroleos Mexicanos (Mexico), Gtd. Notes	5.500	01/21/21	310	330,925
Gtd. Notes	5.500	06/27/44	240	204,528
Gtd. Notes	6.000	03/05/20	30	32,578
Gtd. Notes	6.500	06/02/41	150	143,970

See Notes to Financial Statements.

Prudential Income Builder Fund	37

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN AGENCIES (Continued)
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, RegS	6.299%	05/15/17		100	$102,076
Sr. Unsec’d. Notes, RegS	7.750	05/29/18		120	127,769
Sinopec Group Overseas Development 2012 Ltd. (China), Gtd. Notes, RegS	3.900	05/17/22		200	205,765
Gtd. Notes, RegS	4.875	05/17/42		400	410,623
State Oil Co. of The Azerbaijan Republic (Azerbaijan), Sr. Unsec’d. Notes, RegS	6.950	03/18/30		200	187,400
Three Gorges Finance I Cayman Islands Ltd. (China), Gtd. Notes, 144A	3.700	06/10/25		200	203,538
Trade & Development Bank of Mongolia LLC (Mongolia), Gov’t. Gtd. Notes, RegS	9.375	05/19/20		200	199,543
Ukreximbank Via Biz Finance PLC (Ukraine), Sr. Unsec’d. Notes, RegS	9.625	04/27/22		150	136,087
Vnesheconombank Via VEB Finance PLC (Russia), Sr. Unsec’d. Notes, RegS	5.450	11/22/17		100	101,266
Sr. Unsec’d. Notes, RegS	6.902	07/09/20		150	153,048
VTB Bank OJSC Via VTB Capital SA (Russia), Sr. Unsec’d. Notes, RegS	6.875	05/29/18		100	104,925
YPF SA (Argentina), Sr. Unsec’d. Notes, RegS	8.875	12/19/18		100	103,250
Sr. Unsec’d. Notes, 144A	8.875	12/19/18		50	51,625

TOTAL FOREIGN AGENCIES (cost $8,898,136)					8,229,150

FOREIGN GOVERNMENT BONDS 9.9%
Arab Republic of Egypt (Egypt), Sr. Unsec’d. Notes, 144A	5.875	06/11/25		200	187,000
Argentina Bonar Bonds (Argentina), Bonds	7.000	04/17/17		800	793,511
Argentine Republic Government International Bond (Argentina), Sr. Unsec’d. Notes(e)	2.260	12/31/38	EUR	200	121,511
Sr. Unsec’d. Notes(e)	2.500	12/31/38		180	114,030
Sr. Unsec’d. Notes(e)	7.820	12/31/33	EUR	138	155,485
Sr. Unsec’d. Notes(e)	8.280	12/31/33		631	700,318
Sr. Unsec’d. Notes(e)	8.750	06/02/17		75	81,938

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	5.625%	01/07/41	150	$122,625
Sr. Unsec’d. Notes	8.250	01/20/34	318	339,465
City of Buenos Aires Argentina (Argentina), Sr. Unsec’d. Notes, RegS	8.950	02/19/21	200	211,000
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	6.125	01/18/41	255	262,012
Sr. Unsec’d. Notes	7.375	09/18/37	220	255,200
Sr. Unsec’d. Notes	8.125	05/21/24	100	123,650
Costa Rica Government International Bond (Costa Rica), Sr. Unsec’d. Notes, RegS	4.250	01/26/23	400	360,000
Sr. Unsec’d. Notes, RegS	7.158	03/12/45	200	180,500
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, RegS	6.375	03/24/21	300	322,875
Sr. Unsec’d. Notes, RegS	6.625	07/14/20	385	418,437
Sr. Unsec’d. Notes, RegS	6.750	11/05/19	400	435,126
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, RegS	5.500	01/27/25	100	98,750
Sr. Unsec’d. Notes, RegS	5.875	04/18/24	200	203,500
Sr. Unsec’d. Notes, RegS	7.450	04/30/44	300	316,500
Sr. Unsec’d. Notes, RegS	7.500	05/06/21	620	674,250
Ecuador Government International Bond (Ecuador), Unsec’d. Notes, RegS	7.950	06/20/24	400	304,000
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, RegS	6.875	04/30/40	100	89,600
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, RegS	7.625	02/01/41	300	269,250
Sr. Unsec’d. Notes, RegS	7.750	01/24/23	300	304,500
Financing of Infrastrucural Projects State Enterprise (Ukraine), Gov’t. Gtd. Notes, RegS	9.000	12/07/17	200	156,000
Georgia Government International Bond (Georgia), Unsec’d. Notes, RegS	6.875	04/12/21	200	213,350
Guatemala Government Bond (Guatemala), Sr. Unsec’d. Notes, RegS	5.750	06/06/22	200	212,000

See Notes to Financial Statements.

Prudential Income Builder Fund	39

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	5.375%	02/21/23		508	$558,861
Sr. Unsec’d. Notes	5.375	03/25/24		250	276,250
Sr. Unsec’d. Notes	5.750	11/22/23		200	225,250
Sr. Unsec’d. Notes	6.375	03/29/21		272	312,773
Sr. Unsec’d. Notes	7.625	03/29/41		294	400,910
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	4.125	01/15/25		500	488,467
Sr. Unsec’d. Notes, RegS	6.750	01/15/44		320	362,140
Sr. Unsec’d. Notes, RegS	7.750	01/17/38		200	246,900
Ivory Coast Government International Bond (Cote D’lvoire), Sr. Unsec’d. Notes, RegS	5.750	12/31/32		250	222,500
Sr. Unsec’d. Notes, 144A	5.750	12/31/32		150	133,500
Sr. Unsec’d. Notes, RegS	6.375	03/03/28		200	184,250
Jamaica Government International Bond (Jamaica), Sr. Unsec’d. Notes	7.625	07/09/25		200	218,000
Kazakhstan Government International Bond (Kazakhstan), Sr. Unsec’d. Notes, 144A	6.500	07/21/45		200	195,140
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes, MTN, RegS	5.875	06/24/19		400	387,160
Lebanon Government International Bond (Lebanon), Sr. Unsec’d. Notes, RegS	5.450	11/28/19		20	19,764
Sr. Unsec’d. Notes, MTN	6.375	03/09/20		300	305,625
Sr. Unsec’d. Notes, MTN, RegS	6.600	11/27/26		200	200,250
Sr. Unsec’d. Notes, MTN, RegS	8.250	04/12/21		420	462,101
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes, RegS	6.125	03/09/21		200	234,120
Sr. Unsec’d. Notes, RegS	6.625	02/01/22		200	243,000
Sr. Unsec’d. Notes, RegS	7.375	02/11/20		100	120,085
Mexican Bonos (Mexico), Bonds	6.500	06/09/22	MXN	710	44,968
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	6.050	01/11/40		100	113,000
Sr. Unsec’d. Notes, MTN	6.750	09/27/34		350	430,500
Mongolia Government International Bond (Mongolia), Sr. Unsec’d. Notes, RegS	4.125	01/05/18		200	188,500

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes, RegS	4.250%	12/11/22	400	$402,800
Nigeria Government International Bond (Nigeria), Bonds, RegS	6.750	01/28/21	200	197,050
Pakistan Government International Bond (Pakistan), Sr. Unsec’d. Notes, RegS	6.875	06/01/17	200	207,067
Sr. Unsec’d. Notes, RegS	7.250	04/15/19	300	311,700
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	4.300	04/29/53	250	222,500
Sr. Unsec’d. Notes	5.200	01/30/20	100	109,500
Sr. Unsec’d. Notes	6.700	01/26/36	100	123,750
Sr. Unsec’d. Notes	7.125	01/29/26	350	443,625
Sr. Unsec’d. Notes	9.375	04/01/29	100	147,125
Perusahaan Penerbit SBSN Indonesia III (Indonesia), Gov’t. Gtd. Notes, 144A	4.325	05/28/25	200	194,000
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	5.625	11/18/50	155	167,400
Sr. Unsec’d. Notes	6.550	03/14/37	450	543,375
Sr. Unsec’d. Notes	7.350	07/21/25	100	129,000
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	6.375	01/15/32	200	263,683
Sr. Unsec’d. Notes	7.750	01/14/31	360	519,849
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	5.000	03/23/22	525	591,334
Sr. Unsec’d. Notes	5.125	04/21/21	40	45,277
Republic of Angola Via Northern Lights III BV (Angola), Sr. Unsec’d. Notes, RegS	7.000	08/16/19	250	243,125
Republic of Armenia (Armenia), Sr. Unsec’d. Notes, RegS	6.000	09/30/20	200	197,692
Republic of Belarus (Belarus), Sr. Unsec’d. Notes	8.950	01/26/18	200	206,152
Republic of Gabon (Gabon), Bonds, RegS	6.375	12/12/24	400	344,000
Bonds, RegS	8.200	12/12/17	100	103,000
Republic of Ghana (Ghana), Sr. Unsec’d. Notes, 144A	8.125	01/18/26	200	169,850
Sr. Unsec’d. Notes, RegS	8.500	10/04/17	200	201,264

See Notes to Financial Statements.

Prudential Income Builder Fund	41

Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Republic of Honduras (Honduras), Sr. Unsec’d. Notes, RegS	8.750%	12/16/20		200	$223,250
Republic of Iraq (Iraq), Unsec’d. Notes, RegS	5.800	01/15/28		250	183,125
Republic of Serbia (Serbia), Bonds, RegS	4.875	02/25/20		200	206,250
Sr. Unsec’d. Notes, RegS	7.250	09/28/21		200	228,580
Unsec’d. Notes, RegS	5.875	12/03/18		260	276,021
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, 144A	3.875	10/29/35	EUR	180	201,896
Sr. Unsec’d. Notes, RegS	4.375	08/22/23		310	326,207
Sr. Unsec’d. Notes, RegS	6.125	01/22/44		296	350,304
Sr. Unsec’d. Notes, RegS	6.750	02/07/22		282	336,144
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes, RegS	5.000	04/29/20		300	315,375
Sr. Unsec’d. Notes, RegS	12.750	06/24/28		320	521,600
Senegal Goverment International Bond (Senegal), Sr. Unsec’d. Notes, RegS	8.750	05/13/21		200	214,800
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes, RegS	5.250	02/18/24		200	224,000
Sr. Unsec’d. Notes, RegS	5.500	10/26/22		200	226,332
South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.500	03/09/20		100	107,500
Sr. Unsec’d. Notes	6.250	03/08/41		100	111,125
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes, RegS	6.250	10/04/20		330	331,320
Sr. Unsec’d. Notes, RegS	6.250	07/27/21		230	228,165
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625	03/30/21		300	322,500
Sr. Unsec’d. Notes	6.000	01/14/41		200	210,240
Sr. Unsec’d. Notes	6.750	04/03/18		200	217,500
Sr. Unsec’d. Notes	6.750	05/30/40		100	114,000
Sr. Unsec’d. Notes	6.875	03/17/36		201	231,154
Sr. Unsec’d. Notes	7.000	06/05/20		170	192,601

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
FOREIGN GOVERNMENT BONDS (Continued)
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, RegS	6.250%	06/17/16	400	$310,000
Sr. Unsec’d. Notes, RegS	7.750	09/23/20	200	156,000
Sr. Unsec’d. Notes, RegS	9.250	07/24/17	200	156,500
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.500	08/14/24	280	291,200
Sr. Unsec’d. Notes	5.100	06/18/50	255	228,862
Sr. Unsec’d. Notes	7.625	03/21/36	300	379,500
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes, RegS	7.000	03/31/38	620	230,950
Sr. Unsec’d. Notes, RegS	7.750	10/13/19	550	217,250
Sr. Unsec’d. Notes, RegS	9.000	05/07/23	100	39,250
Vietnam Government International Bond (Vietnam), Sr. Unsec’d. Notes, RegS	6.750	01/29/20	220	243,712
Zambia Government International Bond (Zambia), Sr. Unsec’d. Notes, RegS	8.500	04/14/24	200	168,702
Unsec’d. Notes, RegS	5.375	09/20/22	200	148,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $30,273,611)				29,154,430

U.S. TREASURY OBLIGATION 0.3%
U.S. Treasury Notes(f)(g) (cost $808,424)	2.250	11/15/24	800	808,583

			Shares
AFFILIATED MUTUAL FUNDS 7.0%
Prudential Government Income Fund (Class Z)			512,286	4,907,700
Prudential Short Duration High Yield Income Fund (Class Q)			1,624,816	14,883,318
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)			64,356	716,922

TOTAL AFFILIATED MUTUAL FUNDS (cost $20,748,516)(h)				20,507,940

TOTAL LONG-TERM INVESTMENTS (cost $290,530,927)				283,178,487

See Notes to Financial Statements.

Prudential Income Builder Fund	43

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 4.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $11,824,026)(Note 3)(h)	11,824,026	$11,824,026

TOTAL INVESTMENTS 100.1% (cost $302,354,953)		295,002,513
Liabilities in excess of other assets(i) (0.1)%		(393,046)

NET ASSETS 100.0%		$294,609,467

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CDS—Credit Default Swap

CDX—Credit Derivative Index

CVA—Certificate Van Aandelen (Bearer)

CVT—Convertible Security

ETF—Exchange Traded Fund

MLP—Master Limited Partnership

MTN—Medium Term Note

NASDAQ—National Association of Securities Dealers Automated Quotations

OTC—Over-the-counter

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depository Receipts

BRL—Brazilian Real

CHF—Swiss Franc

CLP—Chilean Peso

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

See Notes to Financial Statements.

44

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—New Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2015.
(d)	Indicates a restricted security; the aggregate original cost of the restricted securities is $6,516,161. The aggregate value of $6,174,738 is approximately 2.1% of net assets.
(e)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.
(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(g)	Represents security, or a portion thereof, segregated as collateral for swap agreements.
(h)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(i)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation(1)
	Long Position:
10	10 Year U.S. Treasury Notes	Dec. 2015	$1,273,448	$1,276,875	$3,427

(1)	A U.S. Treasury security with a market value of $121,287 has been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2015.

See Notes to Financial Statements.

Prudential Income Builder Fund	45

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 11/04/15	Barclays Capital Group	BRL	878	$228,650	$227,334	$(1,316)
Expiring 11/04/15	Barclays Capital Group	BRL	456	118,300	118,094	(206)
Expiring 11/04/15	Barclays Capital Group	BRL	417	103,760	107,868	4,108
Expiring 11/04/15	Credit Suisse First Boston Corp.	BRL	2,038	526,242	527,435	1,193
Expiring 11/04/15	Citigroup Global Markets	BRL	716	176,997	185,324	8,327
Expiring 11/04/15	Citigroup Global Markets	BRL	541	133,615	140,005	6,390
Expiring 11/04/15	Citigroup Global Markets	BRL	304	85,883	78,646	(7,237)
Expiring 11/04/15	Morgan Stanley	BRL	792	200,832	204,926	4,094
Chilean Peso,
Expiring 11/06/15	Citigroup Global Markets	CLP	24,042	35,548	34,742	(806)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	131,963	194,206	190,692	(3,514)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	130,076	188,162	187,966	(196)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	126,495	187,261	182,790	(4,471)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	112,838	164,763	163,056	(1,707)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	64,044	91,721	92,547	826
Expiring 11/06/15	Morgan Stanley	CLP	64,831	92,557	93,684	1,127
Expiring 11/16/15	Credit Suisse First Boston Corp.	CLP	128,154	187,278	185,008	(2,270)
Expiring 11/19/15	JPMorgan Chase	CLP	126,616	187,261	182,735	(4,526)
Colombian Peso,
Expiring 11/12/15	Credit Suisse First Boston Corp.	COP	324,694	110,874	111,905	1,031
Expiring 11/19/15	Morgan Stanley	COP	876,680	299,617	301,891	2,274
Expiring 11/25/15	Barclays Capital Group	COP	499,339	161,077	171,827	10,750
Expiring 11/25/15	Citigroup Global Markets	COP	499,339	160,818	171,827	11,009
Czech Koruna,
Expiring 01/22/16	Citigroup Global Markets	CZK	4,523	190,129	184,060	(6,069)
Hungarian Forint,
Expiring 01/22/16	Citigroup Global Markets	HUF	36,980	135,199	130,761	(4,438)
Indian Rupee,
Expiring 11/09/15	UBS AG	INR	2,391	36,984	36,518	(466)
Expiring 01/12/16	Credit Suisse First Boston Corp.	INR	7,232	109,366	109,188	(178)
Indonesian Rupiah,
Expiring 01/12/16	BNP Paribas	IDR	701,467	49,820	50,086	266
Expiring 01/12/16	Credit Suisse First Boston Corp.	IDR	986,010	69,000	70,403	1,403
Malaysian Ringgit,
Expiring 11/09/15	Barclays Capital Group	MYR	31	7,364	7,177	(187)
Mexican Peso,
Expiring 01/22/16	Citigroup Global Markets	MXN	8,490	508,988	510,835	1,847

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 12/02/15	Citigroup Global Markets	PEN	83	$25,571	$25,274	$(297)
Philippine Peso,
Expiring 11/04/15	Barclays Capital Group	PHP	4,827	103,975	103,058	(917)
Expiring 11/04/15	Citigroup Global Markets	PHP	1,899	41,277	40,544	(733)
Expiring 11/04/15	Citigroup Global Markets	PHP	14,672	311,647	313,291	1,644
Expiring 11/04/15	Hong Kong & Shanghai Bank	PHP	10,473	223,737	223,627	(110)
Polish Zloty,
Expiring 01/22/16	Citigroup Global Markets	PLN	2,467	652,200	636,997	(15,203)
Russian Ruble,
Expiring 11/05/15	Barclays Capital Group	RUB	14,249	210,000	222,796	12,796
Expiring 11/05/15	Barclays Capital Group	RUB	2,929	45,214	45,800	586
Expiring 01/26/16	Barclays Capital Group	RUB	12,133	190,924	185,125	(5,799)
South African Rand,
Expiring 01/26/16	Barclays Capital Group	ZAR	2,011	144,561	142,984	(1,577)
Expiring 11/06/15	Citigroup Global Markets	ZAR	609	46,331	43,937	(2,394)
Thailand Baht,
Expiring 11/13/15	Barclays Capital Group	THB	6,697	187,671	188,204	533
Turkish New Lira,
Expiring 12/03/15	Barclays Capital Group	TRY	554	187,000	187,976	976
Expiring 12/03/15	Barclays Capital Group	TRY	533	175,514	180,883	5,369
Expiring 12/03/15	Citigroup Global Markets	TRY	364	118,047	123,578	5,531
Expiring 12/03/15	Citigroup Global Markets	TRY	364	118,048	123,579	5,531

				$7,523,989	$7,546,983	$22,994

See Notes to Financial Statements.

Prudential Income Builder Fund	47

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Brazilian Real,
Expiring 11/04/15	Citigroup Global Markets	BRL	1,075	$300,733	$278,139	$22,594
Expiring 11/04/15	Citigroup Global Markets	BRL	712	176,997	184,179	(7,182)
Expiring 11/04/15	Citigroup Global Markets	BRL	383	105,527	99,257	6,270
Expiring 11/04/15	Citigroup Global Markets	BRL	374	95,462	96,766	(1,304)
Expiring 11/04/15	Citigroup Global Markets	BRL	374	95,462	96,766	(1,304)
Expiring 11/04/15	Credit Suisse First Boston Corp.	BRL	2,086	583,988	539,917	44,071
Expiring 11/04/15	Credit Suisse First Boston Corp.	BRL	372	95,462	96,321	(859)
Expiring 11/04/15	Morgan Stanley	BRL	374	92,800	96,909	(4,109)
Expiring 11/04/15	UBS AG	BRL	392	105,425	101,379	4,046
Expiring 12/02/15	Barclays Capital Group	BRL	301	77,213	77,071	142
Expiring 12/02/15	Citigroup Global Markets	BRL	385	96,516	98,727	(2,211)
Expiring 12/02/15	Credit Suisse First Boston Corp.	BRL	2,038	520,994	522,443	(1,449)
Chilean Peso,
Expiring 11/06/15	Citigroup Global Markets	CLP	129,409	185,200	187,001	(1,801)
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	364,176	533,434	526,249	7,185
Expiring 11/06/15	Credit Suisse First Boston Corp.	CLP	34,003	48,176	49,135	(959)
Colombian Peso,
Expiring 11/12/15	Barclays Capital Group	COP	562,380	182,000	193,822	(11,822)
Expiring 11/12/15	Citigroup Global Markets	COP	327,889	110,643	113,006	(2,363)
Expiring 11/25/15	Barclays Capital Group	COP	432,085	138,400	148,684	(10,284)
Expiring 11/25/15	Citigroup Global Markets	COP	895,115	305,500	308,018	(2,518)
Euro,
Expiring 01/28/16	Barclays Capital Group	EUR	180	199,240	198,495	745
Expiring 01/28/16	Citigroup Global Markets	EUR	259	285,731	285,316	415
Expiring 01/28/16	Citigroup Global Markets	EUR	210	238,924	231,593	7,331
Expiring 01/28/16	Credit Suisse First Boston Corp.	EUR	257	284,007	283,345	662
Indonesian Rupiah,
Expiring 11/13/15	Citigroup Global Markets	IDR	247,832	18,290	18,033	257
Expiring 01/12/16	Barclays Capital Group	IDR	337,277	23,520	24,082	(562)
Expiring 01/12/16	Barclays Capital Group	IDR	211,884	14,750	15,129	(379)
Expiring 01/12/16	Citigroup Global Markets	IDR	745,808	48,634	53,252	(4,618)
Expiring 01/12/16	Credit Suisse First Boston Corp.	IDR	239,400	16,800	17,094	(294)
Israel Shekel,
Expiring 01/20/16	Barclays Capital Group	ILS	822	214,445	212,555	1,890

See Notes to Financial Statements.

48

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Malaysian Ringgit,
Expiring 11/09/15	Barclays Capital Group	MYR	1,132	$271,081	$263,246	$7,835
New Taiwanese Dollar,
Expiring 11/25/15	UBS AG	TWD	18,681	577,718	575,481	2,237
Peruvian Nuevo Sol,
Expiring 12/02/15	Barclays Capital Group	PEN	296	91,000	89,661	1,339
Expiring 12/02/15	Credit Suisse First Boston Corp.	PEN	612	183,700	185,367	(1,667)
Expiring 02/16/16	Credit Suisse First Boston Corp.	PEN	566	168,875	169,071	(196)
Expiring 09/08/16	Credit Suisse First Boston Corp.	PEN	673	189,832	193,127	(3,295)
Philippine Peso,
Expiring 11/04/15	Barclays Capital Group	PHP	21,132	459,890	451,220	8,670
Expiring 11/04/15	Citigroup Global Markets	PHP	10,739	233,002	229,301	3,701
Expiring 01/29/16	Citigroup Global Markets	PHP	14,672	309,517	311,828	(2,311)
Russian Ruble,
Expiring 11/05/15	Barclays Capital Group	RUB	2,992	45,067	46,791	(1,724)
Expiring 11/05/15	JPMorgan Chase	RUB	14,197	211,903	221,998	(10,095)
Singapore Dollar,
Expiring 01/26/16	Credit Suisse First Boston Corp.	SGD	563	402,656	400,703	1,953
South African Rand,
Expiring 11/06/15	Barclays Capital Group	ZAR	1,881	133,615	135,729	(2,114)
Expiring 01/26/16	Barclays Capital Group	ZAR	2,623	190,924	186,497	4,427
Expiring 01/26/16	Barclays Capital Group	ZAR	1,626	118,420	115,640	2,780
South Korean Won,
Expiring 11/16/15	Citigroup Global Markets	KOR	343,921	299,218	301,500	(2,282)
Expiring 12/11/15	Barclays Capital Group	KOR	220,154	192,442	192,837	(395)
Swiss Francs,
Expiring 01/28/16	BNP Paribas	CHF	218	222,415	220,918	1,497
Expiring 01/28/16	Credit Suisse First Boston Corp.	CHF	407	412,037	413,032	(995)
Thailand Baht,
Expiring 11/13/15	Barclays Capital Group	THB	20,361	574,180	572,156	2,024
Turkish New Lira,
Expiring 12/03/15	Barclays Capital Group	TRY	638	210,000	216,537	(6,537)
Expiring 12/03/15	BNP Paribas	TRY	892	305,479	302,906	2,573

See Notes to Financial Statements.

Prudential Income Builder Fund	49

Portfolio of Investments

as of October 31, 2015 continued

Forward foreign currency exchange contracts outstanding at October 31, 2015 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Turkish New Lira, (cont’d.):
Expiring 12/03/15	Citigroup Global Markets	TRY	569	187,200	193,077	(5,877)
Expiring 12/03/15	Citigroup Global Markets	TRY	280	91,598	95,146	(3,548)
Expiring 12/03/15	Citigroup Global Markets	TRY	326	104,537	110,862	(6,325)
Expiring 12/03/15	Goldman Sachs & Co.	TRY	567	192,748	192,578	170

				$11,573,327	$11,539,892	33,435

						$56,429

Cross currency exchange contracts outstanding at October 31, 2015:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Depreciation	Counterparty
OTC cross currency exchange contracts:
Expiring 01/22/16	Buy	EUR	117	HUF	366	$(325)	Bank of America

Credit default swap agreements outstanding at October 31, 2015:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
OTC credit default swaps on credit indices—Sell Protection (1)
CDX.EM.22.V1	12/20/19	1.000%	1,728	$(165,398)	$(212,270)	$46,872	Barclays Capital Group
CDX.EM.22.V1	12/20/19	1.000%	2,880	(275,663)	(333,120)	57,457	Citigroup Global Markets
CDX.EM.22.V1	12/20/19	1.000%	3,552	(339,984)	(400,865)	60,881	Deutsche Bank AG

				$(781,045)	$(946,255)	$165,210

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contracts rises the more the credit deteriorates. The value of the CDS contracts increases for the protection buyer if the spread increases.

See Notes to Financial Statements.

50

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Income Builder Fund	51

Portfolio of Investments

as of October 31, 2015 continued

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$95,420,425	$9,362,979	$—
Exchange Traded Funds	36,895,988	—	—
Preferred Stocks	9,988,358	—	—
Convertible Bond	—	—	452,779
Corporate Bonds	—	72,357,855	—
Foreign Agencies	—	8,229,150	—
Foreign Government Bonds	—	29,154,430	—
U.S. Treasury Obligation	—	808,583	—
Affiliated Mutual Funds	20,507,940	—	—
Affiliated Money Market Mutual Fund	11,824,026	—	—
Other Financial Instruments*
Futures Contracts	3,427	—	—
OTC Forward Foreign Currency Exchange Contracts	—	56,429	—
OTC Cross Currency Exchange Contracts	—	(325)	—
OTC Credit Default Swap Agreements	—	(781,045)	—

Total	$174,640,164	$119,188,056	$452,779

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Real Estate Investment Trusts (REITs)	13.7%
Exchange Traded Funds	12.5
Foreign Government Bonds	9.9
Oil, Gas & Consumable Fuels	8.4
Affiliated Mutual Funds	7.0
Affiliated Money Market Mutual Fund	4.0
Foreign Agencies	2.8
Media	2.5
Software	2.1
Banks	2.0
Telecommunications	1.9
Pharmaceuticals	1.8
Hotels, Restaurants & Leisure	1.8
Electric	1.6
Healthcare-Services	1.5%
Food Products	1.5
Chemicals	1.5
IT Services	1.2
Communications Equipment	1.1
Tobacco	1.0
Retail	1.0
Entertainment	0.9
Specialty Retail	0.9
Home Builders	0.9
Oil & Gas	0.9
Food	0.9
Lodging	0.8
Beverages	0.8

See Notes to Financial Statements.

52

Diversified Telecommunication Services	0.7%
Packaging & Containers	0.6
Building Materials	0.6
Biotechnology	0.6
Auto Parts & Equipment	0.6
Independent Power & Renewable Electricity Producers	0.6
Commercial Services	0.6
Aerospace & Defense	0.5
Diversified Financial Services	0.5
Semiconductors	0.5
Technology Hardware, Storage & Peripherals	0.4
Healthcare-Products	0.4
Wireless Telecommunication Services	0.4
Multi-Utilities	0.4
Electric Utilities	0.3
Mining	0.3
Containers & Packaging	0.3
Distribution/Wholesale	0.3
Road & Rail	0.3
Pipelines	0.3
U.S. Treasury Obligation	0.3
Iron/Steel	0.3
Internet	0.3
Miscellaneous Manufacturing	0.2
Transportation	0.2%
Insurance	0.2
Energy Equipment & Services	0.2
Life Sciences Tools & Services	0.2
Holding Companies—Diversified	0.2
Engineering & Construction	0.2
Machinery-Diversified	0.2
Consumer Finance	0.2
Commercial Services & Supplies	0.2
Environmental Control	0.1
Office/Business Equipment	0.1
Textiles	0.1
Electrical Components & Equipment	0.1
Airlines	0.1
Auto Manufacturers	0.1
Housewares	0.1
Gas	0.1
Apparel	0.1
Household Products/Wares	0.1
Leisure Time	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$3,427	*	—	$—

See Notes to Financial Statements.

Prudential Income Builder Fund	53

Portfolio of Investments

as of October 31, 2015 continued

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$222,425	Unrealized depreciation on OTC forward foreign currency exchange contracts	$165,996
Foreign exchange contracts	—	—	Unrealized depreciation on OTC cross currency exchange contracts	325
Credit contracts	Unrealized appreciation on OTC swap agreements	165,210	—	—
Credit contracts	—	—	Premiums received for OTC swap agreements	946,255

Total		$391,062		$1,112,576

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Rights(1)	Swaps	Forward Currency Contracts(2)	Total
Interest rate contracts	$17,417	$—	$—	$—	$17,417
Foreign exchange contracts	—	—	—	516,740	516,740
Credit contracts	—	—	(54,971)	—	(54,971)
Equity contracts	—	11	—	—	11

Total	$17,417	$11	$(54,971)	$516,740	$479,197

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Swaps	Forward Currency Contracts(3)	Total
Interest rate contracts		$3,427	$—	$—	$3,427
Foreign exchange contracts		—	—	(7,569)	(7,569)
Credit contracts		—	165,210	—	165,210

Total		$3,427	$165,210	$(7,569)	$161,068

See Notes to Financial Statements.

54

(1)	Included in realized gain(loss) on investment transactions in the Statement of Operations.
(2)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(3)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2015, the Fund’s average volume of derivative activities are as follows:

Futures Contracts— Long Positions(1)	Cross Currency Exchange Contracts(1)	Forward Foreign Currency Exchange Contracts— Purchased(2)	Forward Foreign Currency Exchange Contracts— Sold(2)	Credit Default Swap Agreements— Sell Protection(3)
$1,250,168	$69,661	$3,187,269	$6,779,929	$6,383

(1)	Value at Trade Date.
(2)	Value at Settlement Date.
(3)	Notional Amount in USD (000).

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	111,842	(111,842)	—	—
BNP Paribas	4,336	—	—	4,336
Citigroup Global Markets	138,304	(138,304)	—	—
Credit Suisse First Boston Corp.	58,324	(22,050)	—	36,274
Deutsche Bank AG	60,881	(60,881)	—	—
Goldman Sachs & Co.	170	—	—	170
Hong Kong & Shanghai Bank	—	—	—	—
JPMorgan Chase	—	—	—	—

See Notes to Financial Statements.

Prudential Income Builder Fund	55

Portfolio of Investments

as of October 31, 2015 continued

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Morgan Stanley	$7,495	$(4,109)	$—	$3,386
UBS AG	6,283	(466)	—	5,817

	$387,635

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$(325)	$—	$—	$(325)
Barclays Capital Group	(256,089)	111,842	219,528	—
BNP Paribas	—	—	—	—
Citigroup Global Markets	(413,941)	138,304	336,950	—
Credit Suisse First Boston Corp.	(22,050)	22,050	—	—
Deutsche Bank AG	(400,865)	60,881	430,000	—
Goldman Sachs & Co.	—	—	—	—
Hong Kong & Shanghai Bank	(110)	—	—	(110)
JPMorgan Chase	(14,621)	—	—	(14,621)
Morgan Stanley	(4,109)	4,109	—	—
UBS AG	(466)	466	—	—

	$(1,112,576)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

56

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Income Builder Fund

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $269,782,411)	$262,670,547
Affiliated investments (cost $32,572,542)	32,331,966
Foreign currency, at value (cost $122,655)	121,675
Deposit with broker	260,000
Deposit with counterparty	430,000
Dividends and interest receivable	2,468,008
Receivable for Fund shares sold	2,201,712
Receivable for investments sold	1,535,488
Unrealized appreciation on OTC forward foreign currency exchange contracts	222,425
Unrealized appreciation on OTC swap agreements	165,210
Tax reclaim receivable	4,043
Due from broker—variation margin futures	781
Prepaid expenses	2,307

Total assets	302,414,162

Liabilities
Payable for investments purchased	3,821,817
Payable for Fund shares reacquired	2,105,459
Premium received for swap agreements	946,255
Payable to custodian	303,742
Accrued expenses and other liabilities	200,175
Unrealized depreciation on OTC forward foreign currency exchange contracts	165,996
Dividends payable	119,805
Distribution fee payable	93,914
Management fee payable	31,144
Affiliated transfer agent fee payable	13,853
Deferred trustees’ fees	1,490
Due to broker—variation margin swaps	372
Loan interest payable	348
Unrealized depreciation on OTC cross currency exchange contracts	325

Total liabilities	7,804,695

Net Assets	$294,609,467

Net assets were comprised of:
Shares of beneficial interest, at par	$31,480
Paid-in capital in excess of par	308,763,492

308,794,972
Undistributed net investment income	43,778
Accumulated net realized loss on investment and foreign currency transactions	(7,099,961)
Net unrealized depreciation on investments and foreign currencies	(7,129,322)

Net assets, October 31, 2015	$294,609,467

See Notes to Financial Statements.

58

Class A
Net asset value and redemption price per share, ($141,431,669 ÷ 15,065,950 shares of beneficial interest issued and outstanding)	$9.39
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price to public	$9.94

Class B
Net asset value, offering price and redemption price per share, ($3,083,151 ÷ 334,026 shares of beneficial interest issued and outstanding)	$9.23

Class C
Net asset value, offering price and redemption price per share, ($75,622,205 ÷ 8,195,251 shares of beneficial interest issued and outstanding)	$9.23

Class R
Net asset value, offering price and redemption price per share, ($358,789 ÷ 38,269 shares of beneficial interest issued and outstanding)	$9.38

Class Z
Net asset value, offering price and redemption price per share, ($74,113,653 ÷ 7,846,523 shares of beneficial interest issued and outstanding)	$9.45

See Notes to Financial Statements.

Prudential Income Builder Fund	59

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Interest income	$4,854,812
Unaffiliated dividend income (net of foreign withholding taxes of $89,380)	4,040,691
Affiliated dividend income	750,193

Total income	9,645,696

Expenses
Management fee	1,425,819
Distribution fee—Class A	329,896
Distribution fee—Class B	38,243
Distribution fee—Class C	443,894
Distribution fee—Class R	3,204
Custodian and accounting fees	232,000
Transfer agent’s fees and expenses (including affiliated expense of $67,000)	186,000
Registration fees	98,000
Shareholders’ reports	94,000
Audit fee	49,000
Legal fees and expenses	28,000
Trustees’ fees	16,000
Loan interest expense	3,600
Insurance expenses	2,000
Miscellaneous	19,473

Total expenses	2,969,129
Less: Management fee waiver and/or expense reimbursement	(1,047,284)
Distribution fee waiver—Class A	(54,983)
Distribution fee waiver—Class R	(1,068)

Net expenses	1,865,794

Net investment income	7,779,902

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(867,750))	(6,532,974)
Futures transactions	17,417
Swap agreements transactions	(54,971)
Foreign currency transactions	378,678

(6,191,850)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of ($32,474))	(10,132,884)
Futures	3,427
Swap agreements	165,210
Foreign currencies	(7,737)

(9,971,984)

Net loss on investment and foreign currency transactions	(16,163,834)

Net Decrease In Net Assets Resulting From Operations	$(8,383,932)

See Notes to Financial Statements.

60

Statement of Changes in Net Assets

	Year Ended October 31, 2015	Three Months Ended October 31, 2014	Year Ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$7,779,902	$411,651	$331,573
Net realized gain (loss) on investment and foreign currency transactions	(6,191,850)	13,632,311	6,504,952
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(9,971,984)	(12,211,715)	2,179,717

Net increase (decrease) in net assets resulting from operations	(8,383,932)	1,832,247	9,016,242

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(4,916,369)	(510,107)	(878,177)
Class B	(143,542)	(8,554)	(18,695)
Class C	(1,686,380)	(31,081)	(55,854)
Class R	(17,258)	(1,579)	(2,119)
Class X	—	—	(39)
Class Z	(2,126,070)	(47,518)	(47,825)

	(8,889,619)	(598,839)	(1,002,709)

Distributions from net realized gains:
Class A	(12,461,710)	—	(4,242,605)
Class B	(701,723)	—	(294,626)
Class C	(2,727,388)	—	(880,228)
Class R	(50,449)	—	(13,414)
Class X	—	—	(618)
Class Z	(938,356)	—	(186,922)

	(16,879,626)	—	(5,618,413)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	238,892,836	2,380,464	12,220,318
Net asset value of shares issued in reinvestment of dividends and distributions	24,449,754	575,242	6,396,214
Cost of shares reacquired	(48,085,130)	(4,618,052)	(20,065,772)

Net increase (decrease) in net assets from Fund share transactions	215,257,460	(1,662,346)	(1,449,240)

Total increase (decrease)	181,104,283	(428,938)	945,880

Net Assets:
Beginning of period	113,505,184	113,934,122	112,988,242

End of period(a)	$294,609,467	$113,505,184	$113,934,122

(a) Includes undistributed net investment income of:	$43,778	$265,962	$297,143

See Notes to Financial Statements.

Prudential Income Builder Fund	61

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential Defensive Equity Fund and Prudential Income Builder Fund (the “Fund”). These financial statements relate only to Prudential Income Builder Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

The investment objective of the Fund is to seek income and long-term capital growth.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

62

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price

Prudential Income Builder Fund	63

Notes to Financial Statements

continued

determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as

64

commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Income Builder Fund	65

Notes to Financial Statements

continued

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon entering into these contracts, risks may arise from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense.

A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options: The Fund may purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options

66

is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange- traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on

Prudential Income Builder Fund	67

Notes to Financial Statements

continued

the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearing house acts as counterparty to all exchange- traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an exchange-traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to maintain its ability to generate

68

steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Prudential Income Builder Fund	69

Notes to Financial Statements

continued

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. For multi-sleeve Funds, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the FASB Accounting Standards Update (ASU) 2013-01 disclosure. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over- the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the

70

parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long- term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over- the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2015, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts

Prudential Income Builder Fund	71

Notes to Financial Statements

continued

reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

When Issued/Delayed Delivery Securities: The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains and losses with respect to the security.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to its respective class), unrealized and realized gains or losses, are allocated daily to

72

each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to banks and broker- dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

MLPs: The Fund invests in MLPs. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst distributions in excess of net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Prudential Income Builder Fund	73

Notes to Financial Statements

continued

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into subadvisory agreements with Quantitative Management Associates LLC, Jennison Associates LLC, Prudential Fixed Income, a business unit of Prudential Investment Management, Inc. (PIM), and Prudential Real Estate Investors, a business unit of PIM, each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets up to $1 billion and .65% of the average daily net assets in excess of $1 billion. Prior to September 23, 2014, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to $500 million, .70% of the average daily net assets for the next $500 million and .65% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .70% for the year ended October 31, 2015. The effective management fee rate, net of waivers and/or expense reimbursement, was .19%.

Effective September 23, 2014, PI has contractually agreed through February 28, 2017 to limit the net annual operating expenses and acquired fund fees and expenses

74

(exclusive of distribution and service (12b-1) fees, taxes (including acquired fund taxes), interest, brokerage, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), extraordinary expenses and certain other expenses) of each class of shares of the Fund to .70% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. Formerly through April 11, 2014, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended October 31, 2015, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

PIMS has advised the Fund that it has received $1,415,468 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs. PIMS has advised the Fund that for year ended October 31, 2015, it has received $73, $10,108 and $10,791 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

Prudential Income Builder Fund	75

Notes to Financial Statements

continued

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. Government investments, for the year ended October 31, 2015, aggregated $367,004,451 and $178,173,082, respectively.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended October 31, 2015 is presented as follows:

Affiliated Mutual Funds	Value, beginning of period	Cost of Purchases	Proceeds of Sales	Distributions Received		Value, end of period
Prudential Government Income Fund (Class Z)	$—	$5,644,711	$720,000	$5,115		$4,907,700
Prudential Jennison MLP Fund (Class Z)	13,800,976	12,277,214	25,217,900	429,814	*	—
Prudential Short-Term Corporate Bond Fund (Class Q)	2,547,259	3,961,416	5,734,800	651,968		716,922
Prudential Short Duration High Yield Income (Class Q)	8,141,406	14,991,296	7,853,600	78,619		14,883,318

	$24,489,641	$36,874,637	$39,526,300	$1,165,516		$20,507,940

*	Amount represents return of capital distribution.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in

76

capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $887,533 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, passive foreign investment companies, reclasses on swaps, paydown losses and other book to tax adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2015, the tax character of dividends paid were $10,202,825 of ordinary income and $15,566,420 of long-term capital gain. For the period ended October 31, 2014, the tax character of dividends paid were $598,839 of ordinary income. For the year ended July 31, 2014, the tax character of dividends paid were $1,002,709 of ordinary income and $5,618,413 of long-term capital gain.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis was $355,434 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$304,719,543	$6,627,684	$(16,344,714)	$(9,717,030)	$36,933	$(9,680,097)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency transactions and mark to market of receivables and payables, futures, forwards, swaps and options.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2015 of approximately $4,740,000 which can be carry forward for an unlimited period. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provisions for

Prudential Income Builder Fund	77

Notes to Financial Statements

continued

income tax are required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases.

The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2015, Prudential owned 331 shares of Class R.

78

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	8,257,875	$80,990,349
Shares issued in reinvestment of dividends and distributions	1,705,727	16,633,335
Shares reacquired	(1,963,255)	(19,389,840)

Net increase (decrease) in shares outstanding before conversion	8,000,347	78,233,844
Shares issued upon conversion from other share class(es)	134,607	1,308,799
Shares reacquired upon conversion into other share class(es)	(198,326)	(1,961,877)

Net increase (decrease) in shares outstanding	7,936,628	$77,580,766

Three months ended October 31, 2014:
Shares sold	70,239	$833,481
Shares issued in reinvestment of dividends and distributions	41,664	495,804
Shares reacquired	(235,818)	(2,801,585)

Net increase (decrease) in shares outstanding before conversion	(123,915)	(1,472,300)
Shares issued upon conversion from other class(es)	13,686	163,280
Shares reacquired upon conversion into other share class(es)	(700)	(8,387)

Net increase (decrease) in shares outstanding	(110,929)	$(1,317,407)

Year ended July 31, 2014:
Shares sold	563,703	$6,567,211
Shares issued in reinvestment of dividends and distributions	439,256	4,994,343
Shares reacquired	(1,376,508)	(16,068,544)

Net increase (decrease) in shares outstanding before conversion	(373,549)	(4,506,990)
Shares issued upon conversion from other share class(es)	137,094	1,603,045
Shares reacquired upon conversion into other share class(es)	(250)	(2,980)

Net increase (decrease) in shares outstanding	(236,705)	$(2,906,925)

Prudential Income Builder Fund	79

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	41,473	$400,874
Shares issued in reinvestment of dividends and distributions	87,840	843,712
Shares reacquired	(79,483)	(793,491)

Net increase (decrease) in shares outstanding before conversion	49,830	451,095
Shares reacquired upon conversion into other share class(es)	(125,500)	(1,199,518)

Net increase (decrease) in shares outstanding	(75,670)	$(748,423)

Three months ended October 31, 2014:
Shares sold	1,869	$21,966
Shares issued in reinvestment of dividends and distributions	725	8,511
Shares reacquired	(25,830)	(301,926)

Net increase (decrease) in shares outstanding before conversion	(23,236)	(271,449)
Shares reacquired upon conversion into other class(es)	(13,920)	(163,280)

Net increase (decrease) in shares outstanding	(37,156)	$(434,729)

Year ended July 31, 2014:
Shares sold	95,308	$1,095,971
Shares issued in reinvestment of dividends and distributions	26,609	299,083
Shares reacquired	(66,488)	(765,030)

Net increase (decrease) in shares outstanding before conversion	55,429	630,024
Shares reacquired upon conversion into other class(es)	(136,767)	(1,574,781)

Net increase (decrease) in shares outstanding	(81,338)	$(944,757)

Class C
Year ended October 31, 2015:
Shares sold	7,005,042	$67,773,444
Shares issued in reinvestment of dividends and distributions	434,819	4,154,950
Shares reacquired	(717,134)	(6,883,286)

Net increase (decrease) in shares outstanding before conversion	6,722,727	65,045,108
Shares reacquired upon conversion into other share class(es)	(16,108)	(154,542)

Net increase (decrease) in shares outstanding	6,706,619	$64,890,566

Three months ended October 31, 2014:
Shares sold	29,147	$338,138
Shares issued in reinvestment of dividends and distributions	2,552	29,962
Shares reacquired	(86,393)	(1,011,069)

Net increase (decrease) in shares outstanding	(54,694)	$(642,969)

Year ended July 31, 2014:
Shares sold	146,515	$1,678,579
Shares issued in reinvestment of dividends and distributions	79,867	896,911
Shares reacquired	(196,081)	(2,256,976)

Net increase (decrease) in shares outstanding	30,301	$318,514

80

Class R	Shares	Amount
Year ended October 31, 2015:
Shares sold	22,050	$218,181
Shares issued in reinvestment of dividends and distributions	6,684	65,132
Shares reacquired	(23,519)	(233,928)

Net increase (decrease) in shares outstanding	5,215	$49,385

Three months ended October 31, 2014:
Shares sold	8,606	$103,052
Shares issued in reinvestment of dividends and distributions	128	1,527
Shares reacquired	(183)	(2,162)

Net increase (decrease) in shares outstanding	8,551	$102,417

Year ended July 31, 2014:
Shares sold	9,438	$109,256
Shares issued in reinvestment of dividends and distributions	1,313	14,901
Shares reacquired	(761)	(8,916)

Net increase (decrease) in shares outstanding	9,990	$115,241

Class X
Period ended April 11, 2014:*
Shares sold	145	$1,700
Shares issued in reinvestment of dividends and distributions	58	658
Shares reacquired	(173)	(2,045)

Net increase (decrease) in shares outstanding before conversion	30	313
Shares reacquired upon conversion into other share class(es)	(2,460)	(28,264)

Net increase (decrease) in shares outstanding	(2,430)	$(27,951)

Prudential Income Builder Fund	81

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2015:
Shares sold	9,019,538	$89,509,988
Shares issued in reinvestment of dividends and distributions	283,057	2,752,625
Shares reacquired	(2,156,460)	(20,784,585)

Net increase (decrease) in shares outstanding before conversion	7,146,135	71,478,028
Shares issued upon conversion from other share class(es)	204,575	2,035,277
Shares reacquired upon conversion into other share class(es)	(2,839)	(28,139)

Net increase (decrease) in shares outstanding	7,347,871	$73,485,166

Three months ended October 31, 2014:
Shares sold	90,798	$1,083,827
Shares issued in reinvestment of dividends and distributions	3,298	39,438
Shares reacquired	(42,115)	(501,310)

Net increase (decrease) in shares outstanding before conversion	51,981	621,955
Shares issued upon conversion from other share class(es)	695	8,387

Net increase (decrease) in shares outstanding	52,676	$630,342

Year ended July 31, 2014:
Shares sold	237,790	$2,767,601
Shares issued in reinvestment of dividends and distributions	16,665	190,318
Shares reacquired	(82,180)	(964,261)

Net increase (decrease) in shares outstanding before conversion	172,275	1,993,658
Shares issued upon conversion from other share class(es)	249	2,980

Net increase (decrease) in shares outstanding	172,524	$1,996,638

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

82

The Fund utilized the SCA during the year ended October 31, 2015. The average daily balance for the 80 days that the Fund had loans outstanding during the period was approximately $1,126,838, borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding amount during the period was $6,291,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board (FASB) issued ASU No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Note 9. Dividends and Distributions to Shareholders

The Fund declared ordinary income dividends on November 25, 2015 to shareholders of record on November 27, 2015. The ex-dividend date was November 30, 2015. The per share amounts declared were as follows:

Ordinary Income
Class A*	$0.058565
Class B*	$0.054105
Class C*	$0.054105
Class R*	$0.057035
Class Z*	$0.060087

*	Includes $0.018940 of Special Ordinary Income.

Prudential Income Builder Fund	83

Financial Highlights

Class A Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015(b)	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.90	$11.78		$11.55	$10.69	$10.30	$9.53
Income (loss) from investment operations:
Net investment income	.39	.05		.05	.14	.17	.16
Net realized and unrealized gain (loss) on investments	(.70)	.14		.89	.86	.38	.79
Total from investment operations	(.31)	.19		.94	1.00	.55	.95
Less Dividends and Distributions:
Dividends from net investment income	(.44)	(.07)		(.12)	(.14)	(.16)	(.18)
Distributions from net realized gains	(1.76)	-		(.59)	-	-	-
Total dividends and distributions	(2.20)	(.07)		(.71)	(.14)	(.16)	(.18)
Net asset value, end of period	$9.39	$11.90		$11.78	$11.55	$10.69	$10.30
Total Return(a)	(2.59)%	1.63%		8.37%	9.41%	5.53%	10.04%

Ratios/Supplemental Data:
Net assets, end of period (000)	$141,432	$84,863		$85,292	$86,386	$86,352	$86,746
Average net assets (000)	$109,965	$84,889		$86,591	$85,636	$84,243	$83,395
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.78%	1.03%	(d)	1.51%	1.52%	1.54%	1.52%
Expenses before waivers and/or expense reimbursement	1.37%	1.92%	(d)	1.56%	1.57%	1.59%	1.57%
Net investment income	3.96%	1.58%	(d)	.43%	1.25%	1.64%	1.59%
Portfolio turnover rate	93%	140%	(e)	478%	210%	248%	188%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

84

Class B Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015(b)	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.74	$11.59		$11.38	$10.54	$10.15	$9.41
Income (loss) from investment operations:
Net investment income (loss)	.32	.02		(.04)	.06	.09	.08
Net realized and unrealized gain (loss) on investments	(.70)	.15		.88	.84	.39	.78
Total from investment operations	(.38)	.17		.84	.90	.48	.86
Less Dividends and Distributions:
Dividends from net investment income	(.37)	(.02)		(.04)	(.06)	(.09)	(.12)
Distributions from net realized gains	(1.76)	-		(.59)	-	-	-
Total dividends and distributions	(2.13)	(.02)		(.63)	(.06)	(.09)	(.12)
Net asset value, end of period	$9.23	$11.74		$11.59	$11.38	$10.54	$10.15
Total Return(a)	(3.35)%	1.47%		7.52%	8.57%	4.86%	9.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,083	$4,810		$5,180	$6,012	$7,856	$13,995
Average net assets (000)	$3,824	$5,005		$5,826	$6,958	$10,840	$18,900
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.51%	1.78%	(d)	2.26%	2.27%	2.29%	2.27%
Expenses before waivers and/or expense reimbursement	2.09%	2.59%	(d)	2.26%	2.27%	2.29%	2.27%
Net investment income (loss)	3.24%	.80%	(d)	(.31)%	.52%	.93%	.82%
Portfolio turnover rate	93%	140%	(e)	478%	210%	248%	188%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	85

Financial Highlights

continued

Class C Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015(b)	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.74	$11.59		$11.38	$10.54	$10.15	$9.41
Income (loss) from investment operations:
Net investment income (loss)	.31	.02		(.04)	.06	.09	.08
Net realized and unrealized gain (loss) on investments	(.69)	.15		.88	.84	.39	.78
Total from investment operations	(.38)	.17		.84	.90	.48	.86
Less Dividends and Distributions:
Dividends from net investment income	(.37)	(.02)		(.04)	(.06)	(.09)	(.12)
Distributions from net realized gains	(1.76)	-		(.59)	-	-	-
Total dividends and distributions	(2.13)	(.02)		(.63)	(.06)	(.09)	(.12)
Net asset value, end of period	$9.23	$11.74		$11.59	$11.38	$10.54	$10.15
Total Return(a)	(3.35)%	1.47%		7.53%	8.57%	4.86%	9.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$75,622	$17,474		$17,887	$17,217	$17,307	$19,133
Average net assets (000)	$44,389	$17,513		$17,793	$17,251	$17,651	$20,208
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.55%	1.78%	(d)	2.26%	2.27%	2.29%	2.27%
Expenses before waivers and/or expense reimbursement	2.05%	2.61%	(d)	2.26%	2.27%	2.29%	2.27%
Net investment income (loss)	3.19%	.82%	(d)	(.32)%	.51%	.89%	.83%
Portfolio turnover rate	93%	140%	(e)	478%	210%	248%	188%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

86

Class R Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015(b)	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.89	$11.75		$11.52	$10.67	$10.28	$9.51
Income (loss) from investment operations:
Net investment income	.36	.04		.02	.11	.14	.13
Net realized and unrealized gain (loss) on investments	(.69)	.15		.89	.85	.39	.80
Total from investment operations	(.33)	.19		.91	.96	.53	.93
Less Dividends and Distributions:
Dividends from net investment income	(.42)	(.05)		(.09)	(.11)	(.14)	(.16)
Distributions from net realized gains	(1.76)	-		(.59)	-	-	-
Total dividends and distributions	(2.18)	(.05)		(.68)	(.11)	(.14)	(.16)
Net asset value, end of period	$9.38	$11.89		$11.75	$11.52	$10.67	$10.28
Total Return(a)	(2.83)%	1.60%		8.13%	9.07%	5.29%	9.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$359	$393		$288	$167	$231	$232
Average net assets (000)	$427	$347		$275	$196	$219	$669
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.03%	1.25%	(d)	1.76%	1.77%	1.79%	1.77%
Expenses before waivers and/or expense reimbursement	1.82%	2.45%	(d)	2.01%	2.02%	2.04%	2.02%
Net investment income	3.69%	1.45%	(d)	.19%	1.04%	1.39%	1.29%
Portfolio turnover rate	93%	140%	(e)	478%	210%	248%	188%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	87

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(b)(d)		2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.38		$10.54	$10.16	$9.41	$8.43
Income (loss) from investment operations:
Net investment income (loss)	(.03)		.06	.09	.08	.12
Net realized and unrealized gain on investments	.55		.84	.38	.79	.88
Total from investment operations	.52		.90	.47	.87	1.00
Less Dividends and Distributions:
Dividends from net investment income	(.04)		(.06)	(.09)	(.12)	(.02)
Distributions from net realized gains	(.59)		-	-	-	-
Total dividends and distributions	(.63)		(.06)	(.09)	(.12)	(.02)
Net asset value, end of period	$11.27		$11.38	$10.54	$10.16	$9.41
Total Return(a)	4.56%		8.57%	4.75%	9.31%	11.82%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3		$28	$93	$123	$769
Average net assets (000)	$15		$69	$108	$391	$863
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.24%	(f)	2.27%	2.29%	2.27%	2.27%
Expenses before waivers and/or expense reimbursement	2.24%	(f)	2.27%	2.29%	2.27%	2.27%
Net investment income (loss)	(.35)%	(f)	.57%	.90%	.78%	1.26%
Portfolio turnover rate	478%	(e)	210%	248%	188%	200%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) As of April 11, 2014 the last conversion of Class X shares was completed. There are no shares outstanding and Class X shares are no longer being offered for sale.

(e) Calculated as of July 31, 2014.

(f) Annualized.

See Notes to Financial Statements.

88

Class Z Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015(b)	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.96	$11.85		$11.62	$10.75	$10.35	$9.57
Income (loss) from investment operations:
Net investment income	.41	.06		.08	.17	.20	.19
Net realized and unrealized gain (loss) on investments	(.69)	.15		.89	.87	.39	.79
Total from investment operations	(.28)	.21		.97	1.04	.59	.98
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.10)		(.15)	(.17)	(.19)	(.20)
Distributions from net realized gains	(1.76)	-		(.59)	-	-	-
Total dividends and distributions	(2.23)	(.10)		(.74)	(.17)	(.19)	(.20)
Net asset value, end of period	$9.45	$11.96		$11.85	$11.62	$10.75	$10.35
Total Return(a)	(2.33)%	1.74%		8.59%	9.72%	5.85%	10.31%

Ratios/Supplemental Data:
Net assets, end of period (000)	$74,114	$5,965		$5,287	$3,178	$3,717	$3,921
Average net assets (000)	$45,082	$5,426		$4,306	$3,181	$4,379	$3,567
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.56%	.77%	(d)	1.26%	1.27%	1.29%	1.27%
Expenses before waivers and/or expense reimbursement	1.03%	1.64%	(d)	1.26%	1.27%	1.29%	1.27%
Net investment income	4.15%	1.87%	(d)	.69%	1.51%	1.90%	1.84%
Portfolio turnover rate	93%	140%	(e)	478%	210%	248%	188%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential Income Builder Fund	89

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential Income Builder Fund (formerly known as Target Conservative Allocation Fund), a series of Prudential Investment Portfolios 16 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations and statements of changes in net assets for the year then ended, the three-month period ended October 31, 2014 and the year ended July 31, 2013, and the financial highlights for the year then ended, for the three-month period ended October 31, 2014, and for each of the years in the four-year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

90

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2015, the Fund reports the maximum amount allowed per share but not less than $1.62 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2015, the Fund reports the maximum amount allowable but not less than the following percentages of ordinary income dividends paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Income Builder Fund	20.52%	17.23%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

Prudential Income Builder Fund	91

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Income Builder Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Income Builder Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Income Builder Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (Unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Income Builder Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), Jennison Associates LLC (“Jennison”), and Prudential Investment Management, Inc. (“PIM”) (which provides subadvisory services to the Fund through its Prudential Fixed Income (“PFI”) and Prudential Real Estate Investors (“PREI”) units). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each of QMA, Jennison and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Income Builder Fund is a series of Prudential Investment Portfolios 16.

Prudential Income Builder Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA, Jennison and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and each of QMA, Jennison and PIM. The Board considered the services provided by PI, including but not limited to the oversight of each subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of each subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, Jennison and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and each of QMA, Jennison and PIM and also considered the qualifications, backgrounds and responsibilities of each subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and each of QMA’s, Jennison’s and PIM’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to each of PI, QMA, Jennison and PIM The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA, Jennison and PIM. The Board noted that QMA, Jennison and PIM are each affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA, Jennison and PIM and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and each of QMA, Jennison and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2014 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board further noted that the subadvisers are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the

Prudential Income Builder Fund

Approval of Advisory Agreements (continued)

Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA, Jennison and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA, Jennison and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA, Jennison and PIM included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI, QMA, Jennison and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe (the Lipper Flexible Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered that in September 2014 the Fund had adopted new investment policies and strategies and appointed new subadvisers to replace the Fund’s previous subadvisers, and that as a result, most of the Fund’s historical performance was not attributable to the current management of the Fund.

•	The Board and PI agreed to retain the existing expense cap of 0.70% (exclusive of 12b-1 and certain other fees) though February 29, 2016.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to establish a performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Income Builder Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Income Builder Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INCOME BUILDER FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PCGAX	PBCFX	PCCFX	PCLRX	PDCZX
CUSIP	74442X108	74442X207	74442X306	74442X405	74442X504

MFSP504E    0286307-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL QMA

DEFENSIVE EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Defensive Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015.

You may have noticed that the name of your Fund will include the name of the Fund’s sub-adviser, QMA. This change, which officially takes effect on December 31, 2015, was made to better recognize the distinct capabilities and expertise that QMA brings to the range of funds it manages.

With approximately $105 billion in assets under management (as of 9/30/2015), QMA has been a leader in the application of advanced portfolio management techniques to meet its clients’ investment needs since 1975. QMA applies innovative investment strategies that pair the seasoned judgment of traditional stock-pickers with the systematic rigor of computer-driven investment platforms. They bring a level of sophistication and experience to individually managed accounts and mutual funds that is ordinarily available only to large institutional investors.

As always, Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Investments’ affiliated asset managers, such as QMA, that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Defensive Equity Fund

Prudential QMA Defensive Equity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	2.64%	53.06%	78.34%
Class B	1.90	47.34	65.49
Class C	1.83	47.38	65.38
Class R	2.32	51.08	73.73
Class Z	2.89	54.90	82.71
S&P 500 Index	5.21	95.24	112.79
Russell 1000® Defensive Index	5.81	97.32	117.06
Lipper Large-Cap Core Funds Average	3.35	82.01	98.32

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years
Class A	–7.20%	6.89%	4.45%
Class B	–7.06	7.16	4.27
Class C	–3.45	7.30	4.26
Class R	–2.05	7.84	4.79
Class Z	–1.48	8.39	5.31
S&P 500 Index	–0.61	13.33	6.79
Russell 1000 Defensive Index	1.20	13.68	7.08
Lipper Large-Cap Core Funds Average	–2.20	11.82	6.02

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Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	–3.00%	7.66%	5.36%
Class B	–2.90	7.91	5.17
Class C	0.87	8.07	5.16
Class R	2.32	8.60	5.68
Class Z	2.89	9.15	6.21

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years
Class A	2.64%	8.89%	5.96%
Class B	1.90	8.06	5.17
Class C	1.83	8.07	5.16
Class R	2.32	8.60	5.68
Class Z	2.89	9.15	6.21

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Defensive Equity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Defensive Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the

Prudential QMA Defensive Equity Fund	3

Your Fund’s Performance (continued)

tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Note: Effective May 8, 2013, the Fund’s investment strategy and policies were changed and Quantitative Management Associates LLC (QMA) became the subadviser to the Fund. The Fund’s performance prior to May 8, 2013 is not attributable to QMA or the Fund’s current investment strategies.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 502 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Russell 1000 Defensive Index

The Russell 1000 Defensive Index is unmanaged and measures the performance of the large-cap defensive segment of the US equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Apple, Inc., Technology Hardware, Storage & Peripherals	2.5%
Procter & Gamble Co. (The), Household Products	2.0
Johnson & Johnson, Pharmaceuticals	1.6
AT&T, Inc., Diversified Telecommunication Services	1.6
Coca-Cola Co. (The), Beverages	1.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Electric Utilities	8.2%
Pharmaceuticals	6.0
Multi-Utilities	5.7
Banks	5.6
Biotechnology	3.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Defensive Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Defensive Equity Fund’s Class A shares returned 2.64% for the 12-months ended October 31, 2015, underperforming the 5.81% rise of the Russell 1000 Defensive Index (the Index) and the 3.35% advance of the Lipper Large-Cap Core Funds Average. The Fund also underperformed the 5.21% gain of the S&P 500 Index.

What were conditions like in the US stock market?

The period was dominated by slow but positive economic growth in the United States and fear of worsening economic conditions in Europe and China, resulting in a volatile, but overall positive, 12 months for US stocks. However, the drop in Chinese demand for imports together with rising supplies of energy commodities led to plunges in energy prices late in 2014 and again between May and September 2015. The decline in energy costs may have helped support US economic growth, but energy-related stocks pulled down the market averages over the period, constraining overall equity returns. Although reduced Chinese imports affected other countries’ economic growth more than that of the United States, they also dampened the demand for stocks. Although the US Federal Reserve continued to defer any move to raise interest rates, the fear that a rise was imminent continued to affect both stock and bond markets.

Which strategies affected the Fund’s performance?

The Fund attempts to provide long-term performance in line with the broader equity markets, while reducing risk. QMA measures risk as both price volatility (the standard deviation, a statistical measure of the amount of change) and the risk of loss (the maximum decline from peak to trough). To do this, QMA deployed its equity sector rotation strategy, which resulted in overweighting and underweighting certain sectors. The Fund also made a tactical investment in CBOE Volatility Index® (VIX®) futures. (See the comments in the last section of this discussion.)

Why did the Fund decide to overweight certain sectors and underweight others?

QMA’s equity sector rotation strategy evaluates sectors in the S&P 500 Index using four criteria: value, momentum, volatility, and correlation. Value is a measure of how share prices are related to measures of inherent investment worth such as book value and earnings. Momentum reflects trends in the direction of recent share price movements. Volatility is a measure of the number and range of changes in share prices irrespective of their net direction. Correlation is a measure of how share prices are being driven by factors that affect the broader market, as opposed the inherent prospects of the individual firms. The sector rotation strategy ranks each of the ten market sectors for each criterion, and then assigns weightings to each sector based on its combined ranking. These weightings were also adjusted by QMA to correct for factors not included in the Fund’s strategic positioning, such as news and risks related to specific industries.

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How did the equity sector rotation strategy affect performance?

During the reporting period, the Fund underperformed the broad-based S&P 500 Index due to its defensive bias relative to the Index. That is, the Fund tended to overweight sectors that are less vulnerable to economic cycles. Specifically, the Fund’s overweight positions in the telecommunication services and utilities sectors detracted from its performance, as did its underweight in the consumer discretionary sector. An underweight position in energy was the portfolio’s largest contributor to its performance relative to the Index.

How did tactical investments in CBOE VIX® futures, a form of derivatives, affect Fund performance?

The Fund invested in VIX® futures on a single occasion during the period. VIX futures are contracts based on the market’s expectations of the overall volatility of the prices of the stocks in the S&P 500 Index over the following 30 days, as determined by the current prices of various options on those stocks. The VIX position was held briefly during a period of heightened market uncertainty; it helped to reduce the volatility of the portfolio’s value at the cost of a modest reduction in its final performance.

Prudential QMA Defensive Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Defensive Equity Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,004.40	1.24%	$6.26
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

Class B	Actual	$1,000.00	$1,000.70	1.99%	$10.04
	Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

Class C	Actual	$1,000.00	$1,000.00	1.99%	$10.03
	Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

Class R	Actual	$1,000.00	$1,002.20	1.49%	$7.52
	Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

Class Z	Actual	$1,000.00	$1,005.10	0.99%	$5.00
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential QMA Defensive Equity Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.32%	1.27%
B	2.02	2.02
C	2.02	2.02
R	1.77	1.52
Z	1.02	1.02

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.0%

COMMON STOCKS 95.0%

Aerospace & Defense 1.8%
Boeing Co. (The)	5,610	$830,673
General Dynamics Corp.	2,670	396,709
Honeywell International, Inc.	6,910	713,665
L-3 Communications Holdings, Inc.	710	89,744
Lockheed Martin Corp.	2,350	516,600
Northrop Grumman Corp.	1,650	309,788
Precision Castparts Corp.	1,210	279,280
Raytheon Co.	2,670	313,458
Rockwell Collins, Inc.	1,200	104,064
Textron, Inc.	2,400	101,208
United Technologies Corp.	7,250	713,472

		4,368,661

Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	1,300	90,194
Expeditors International of Washington, Inc.	1,700	84,643
FedEx Corp.	2,310	360,475
United Parcel Service, Inc. (Class B Stock)	6,140	632,543

		1,167,855

Airlines 0.5%
American Airlines Group, Inc.	5,900	272,698
Delta Air Lines, Inc.	7,000	355,880
Southwest Airlines Co.	5,800	268,482
United Continental Holdings, Inc.*	3,300	199,023

		1,096,083

Auto Components 0.2%
BorgWarner, Inc.	1,160	49,671
Delphi Automotive PLC (United Kingdom)	1,500	124,785
Goodyear Tire & Rubber Co. (The)	1,300	42,692
Johnson Controls, Inc.	3,300	149,094

		366,242

Automobiles 0.3%
Ford Motor Co.	19,900	294,719
General Motors Co.	7,300	254,843
Harley-Davidson, Inc.	1,100	54,395

		603,957

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	11

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks 5.6%
Bank of America Corp.	128,900	$2,162,942
BB&T Corp.	9,700	360,355
Citigroup, Inc.	37,100	1,972,607
Comerica, Inc.	2,300	99,820
Fifth Third Bancorp	10,100	192,405
Huntington Bancshares, Inc.	10,300	112,991
JPMorgan Chase & Co.	45,500	2,923,375
KeyCorp	10,600	131,652
M&T Bank Corp.	1,680	201,348
People’s United Financial, Inc.	4,100	65,395
PNC Financial Services Group, Inc. (The)	6,400	577,664
Regions Financial Corp.	16,800	157,080
SunTrust Banks, Inc.	6,500	269,880
U.S. Bancorp	20,400	860,472
Wells Fargo & Co.	57,500	3,113,050
Zions Bancorporation	2,600	74,802

		13,275,838

Beverages 3.9%
Brown-Forman Corp. (Class B Stock)	2,390	253,770
Coca-Cola Co. (The)	88,300	3,739,505
Coca-Cola Enterprises, Inc.	4,700	241,298
Constellation Brands, Inc. (Class A Stock)	3,880	523,024
Dr. Pepper Snapple Group, Inc.	4,300	384,291
Molson Coors Brewing Co. (Class B Stock)	3,600	317,160
Monster Beverage Corp.*	3,430	467,578
PepsiCo, Inc.	33,170	3,389,642

		9,316,268

Biotechnology 3.9%
AbbVie, Inc.	23,100	1,375,605
Alexion Pharmaceuticals, Inc.*	3,160	556,160
Amgen, Inc.	10,590	1,675,126
Baxalta, Inc.	7,500	258,450
Biogen, Inc.*	3,290	955,778
Celgene Corp.*	11,040	1,354,719
Gilead Sciences, Inc.	20,540	2,220,990
Regeneron Pharmaceuticals, Inc.*	1,080	601,981
Vertex Pharmaceuticals, Inc.*	3,420	426,611

		9,425,420

See Notes to Financial Statements.

12

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products 0.1%
Allegion PLC	866	$56,437
Masco Corp.	3,000	87,000

		143,437

Capital Markets 2.0%
Affiliated Managers Group, Inc.*	700	126,182
Ameriprise Financial, Inc.	2,240	258,407
Bank of New York Mellon Corp. (The)	13,700	570,605
BlackRock, Inc.	1,590	559,632
Charles Schwab Corp. (The)	14,800	451,696
E*TRADE Financial Corp.*	3,700	105,487
Franklin Resources, Inc.	4,890	199,316
Goldman Sachs Group, Inc. (The)	4,980	933,750
Invesco Ltd.	5,400	179,118
Legg Mason, Inc.	1,400	62,650
Morgan Stanley	18,800	619,836
Northern Trust Corp.	2,800	197,092
State Street Corp.	5,100	351,900
T. Rowe Price Group, Inc.	3,200	241,984

		4,857,655

Chemicals 1.3%
Air Products & Chemicals, Inc.	1,470	204,301
Airgas, Inc.	550	52,888
CF Industries Holdings, Inc.	1,750	88,847
Dow Chemical Co. (The)	8,800	454,696
E.I. du Pont de Nemours & Co.	6,900	437,460
Eastman Chemical Co.	1,100	79,387
Ecolab, Inc.	2,020	243,107
FMC Corp.	1,000	40,710
International Flavors & Fragrances, Inc.	610	70,797
LyondellBasell Industries NV (Class A Stock)	2,860	265,723
Monsanto Co.	3,620	337,456
Mosaic Co. (The)	2,500	84,475
PPG Industries, Inc.	2,080	216,861
Praxair, Inc.	2,180	242,176
Sherwin-Williams Co. (The)	610	162,766
Sigma-Aldrich Corp.	910	127,145

		3,108,795

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	13

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.3%
ADT Corp. (The)	1,500	$49,560
Cintas Corp.	800	74,472
Pitney Bowes, Inc.	1,700	35,105
Republic Services, Inc.	2,100	91,854
Stericycle, Inc.*	750	91,028
Tyco International PLC	3,700	134,828
Waste Management, Inc.	3,700	198,912

		675,759

Communications Equipment 1.0%
Cisco Systems, Inc.	44,800	1,292,480
F5 Networks, Inc.*	630	69,426
Harris Corp.	1,100	87,043
Juniper Networks, Inc.	3,100	97,309
Motorola Solutions, Inc.	1,400	97,958
QUALCOMM, Inc.	13,900	825,938

		2,470,154

Construction & Engineering 0.1%
Fluor Corp.	1,300	62,153
Jacobs Engineering Group, Inc.*	1,100	44,154
Quanta Services, Inc.*	1,700	34,187

		140,494

Construction Materials 0.1%
Martin Marietta Materials, Inc.	510	79,127
Vulcan Materials Co.	1,000	96,580

		175,707

Consumer Finance 0.7%
American Express Co.	10,500	769,230
Capital One Financial Corp.	6,700	528,630
Discover Financial Services	5,400	303,588
Navient Corp.	5,000	65,950

		1,667,398

Containers & Packaging 0.1%
Avery Dennison Corp.	700	45,479
Ball Corp.	1,100	75,350
Owens-Illinois, Inc.*	1,200	25,860

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
Sealed Air Corp.	1,600	$78,592
WestRock Co.	1,936	104,079

		329,360

Distributors
Genuine Parts Co.	820	74,423

Diversified Consumer Services
H&R Block, Inc.	1,200	44,712

Diversified Financial Services 1.9%
Berkshire Hathaway, Inc. (Class B Stock)*	23,060	3,136,621
CME Group, Inc.	4,200	396,774
Intercontinental Exchange, Inc.	1,386	349,827
Leucadia National Corp.	4,300	86,043
McGraw-Hill Financial, Inc.	3,410	315,903
Moody’s Corp.	2,190	210,590
Nasdaq, Inc.	1,500	86,835

		4,582,593

Diversified Telecommunication Services 3.4%
AT&T, Inc.	114,494	3,836,694
CenturyLink, Inc.	10,400	293,384
Frontier Communications Corp.	21,700	111,538
Level 3 Communications, Inc.*	5,300	270,035
Verizon Communications, Inc.	75,700	3,548,816

		8,060,467

Electric Utilities 8.2%
American Electric Power Co., Inc.	31,500	1,784,475
Duke Energy Corp.	44,300	3,166,121
Edison International	21,000	1,270,920
Entergy Corp.	11,600	790,656
Eversource Energy	20,400	1,039,176
Exelon Corp.	55,400	1,546,768
FirstEnergy Corp.	27,100	845,520
NextEra Energy, Inc.	29,580	3,036,683
Pepco Holdings, Inc.	16,200	431,406
Pinnacle West Capital Corp.	7,100	450,921
PPL Corp.	43,000	1,479,200

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Southern Co. (The)	58,400	$2,633,840
Xcel Energy, Inc.	32,600	1,161,538

		19,637,224

Electrical Equipment 0.3%
AMETEK, Inc.	2,100	115,122
Eaton Corp. PLC	4,100	229,231
Emerson Electric Co.	5,800	273,934
Rockwell Automation, Inc.	1,180	128,809

		747,096

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. (Class A Stock)	2,740	148,563
Corning, Inc.	10,800	200,880
FLIR Systems, Inc.	1,200	32,004
TE Connectivity Ltd. (Switzerland)	3,600	231,984

		613,431

Energy Equipment & Services 0.3%
Baker Hughes, Inc.	1,300	68,484
Cameron International Corp.*	600	40,806
Diamond Offshore Drilling, Inc.	100	1,988
Ensco PLC (Class A Stock)	700	11,641
FMC Technologies, Inc.*	700	23,681
Halliburton Co.	2,600	99,788
Helmerich & Payne, Inc.	370	20,820
National Oilwell Varco, Inc.	1,100	41,404
Schlumberger Ltd.	3,890	304,042
Transocean Ltd.	1,000	15,830

		628,484

Food & Staples Retailing 3.9%
Costco Wholesale Corp.	9,910	1,566,969
CVS Health Corp.	25,160	2,485,305
Kroger Co. (The)	21,900	827,820
Sysco Corp.	12,500	515,625
Wal-Mart Stores, Inc.	35,600	2,037,744
Walgreens Boots Alliance, Inc.	19,700	1,668,196
Whole Foods Market, Inc.	8,000	239,680

		9,341,339

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Food Products 2.9%
Archer-Daniels-Midland Co.	13,700	$625,542
Campbell Soup Co.	4,100	208,239
ConAgra Foods, Inc.	9,700	393,335
General Mills, Inc.	13,500	784,485
Hershey Co. (The)	3,300	292,677
Hormel Foods Corp.	3,000	202,650
J.M. Smucker Co. (The)	2,700	316,953
Kellogg Co.	5,700	401,964
Keurig Green Mountain, Inc.	2,690	136,518
Kraft Heinz Co. (The)	13,400	1,044,798
McCormick & Co., Inc.	2,600	218,348
Mead Johnson Nutrition Co.	4,580	375,560
Mondelez International, Inc. (Class A Stock)	36,300	1,675,608
Tyson Foods, Inc. (Class A Stock)	6,800	301,648

		6,978,325

Gas Utilities 0.2%
AGL Resources, Inc.	7,700	481,250

Health Care Equipment & Supplies 2.2%
Abbott Laboratories	20,800	931,840
Baxter International, Inc.	7,600	284,164
Becton, Dickinson and Co.	2,935	418,296
Boston Scientific Corp.*	18,700	341,836
C.R. Bard, Inc.	1,040	193,804
DENTSPLY International, Inc.	1,900	115,615
Edwards Lifesciences Corp.*	1,500	235,725
Intuitive Surgical, Inc.*	520	258,232
Medtronic PLC	19,788	1,462,729
St. Jude Medical, Inc.	3,900	248,859
Stryker Corp.	4,410	421,685
Varian Medical Systems, Inc.*	1,400	109,942
Zimmer Biomet Holdings, Inc.	2,430	254,105

		5,276,832

Health Care Providers & Services 2.8%
Aetna, Inc.	4,870	558,979
AmerisourceBergen Corp.	2,850	275,054
Anthem, Inc.	3,650	507,897
Cardinal Health, Inc.	4,600	378,120

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Cigna Corp.	3,600	$482,544
DaVita HealthCare Partners, Inc.*	2,380	184,474
Express Scripts Holding Co.*	9,400	811,972
HCA Holdings, Inc.*	4,500	309,555
Henry Schein, Inc.*	1,170	177,501
Humana, Inc.	2,070	369,764
Laboratory Corp. of America Holdings*	1,410	173,063
McKesson Corp.	3,250	581,100
Patterson Cos., Inc.	1,200	56,880
Quest Diagnostics, Inc.	2,000	135,900
Tenet Healthcare Corp.*	1,400	43,918
UnitedHealth Group, Inc.	13,310	1,567,652
Universal Health Services, Inc. (Class B Stock)	1,280	156,275

		6,770,648

Health Care Technology 0.1%
Cerner Corp.*	4,300	285,047

Hotels, Restaurants & Leisure 0.7%
Carnival Corp.	2,400	129,792
Chipotle Mexican Grill, Inc.*	160	102,437
Darden Restaurants, Inc.	600	37,134
Marriott International, Inc. (Class A Stock)	1,000	76,780
McDonald’s Corp.	4,830	542,167
Royal Caribbean Cruises Ltd.	900	88,515
Starbucks Corp.	7,600	475,532
Starwood Hotels & Resorts Worldwide, Inc.	900	71,883
Wyndham Worldwide Corp.	600	48,810
Wynn Resorts Ltd.	380	26,581
Yum! Brands, Inc.	2,200	156,002

		1,755,633

Household Durables 0.2%
D.R. Horton, Inc.	1,600	47,104
Garmin Ltd.	600	21,282
Harman International Industries, Inc.	370	40,685
Leggett & Platt, Inc.	700	31,521
Lennar Corp. (Class A Stock)	900	45,063
Mohawk Industries, Inc.*	330	64,515
Newell Rubbermaid, Inc.	1,300	55,159

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables (cont’d.)
PulteGroup, Inc.	1,600	$29,328
Whirlpool Corp.	400	64,056

		398,713

Household Products 3.1%
Clorox Co. (The)	2,900	353,626
Colgate-Palmolive Co.	20,300	1,346,905
Kimberly-Clark Corp.	8,220	984,016
Procter & Gamble Co. (The)	61,200	4,674,456

		7,359,003

Independent Power & Renewable Electricity Producers 0.3%
AES Corp. (The)	43,900	480,705
NRG Energy, Inc.	21,200	273,268

		753,973

Industrial Conglomerates 1.7%
3M Co.	5,490	863,083
Danaher Corp.	5,200	485,212
General Electric Co.	88,600	2,562,312
Roper Technologies, Inc.	890	165,851

		4,076,458

Insurance 2.4%
ACE Ltd.	4,030	457,566
Aflac, Inc.	5,400	344,250
Allstate Corp. (The)	5,000	309,400
American International Group, Inc.	16,000	1,008,960
Aon PLC	3,530	329,384
Assurant, Inc.	900	73,377
Chubb Corp. (The)	2,830	366,061
Cincinnati Financial Corp.	1,900	114,437
Genworth Financial, Inc. (Class A Stock)*	7,000	32,760
Hartford Financial Services Group, Inc. (The)	5,200	240,552
Lincoln National Corp.	3,200	171,232
Loews Corp.	3,600	131,256
Marsh & McLennan Cos., Inc.	6,600	367,884
MetLife, Inc.	13,800	695,244
Principal Financial Group, Inc.	3,500	175,560
Progressive Corp. (The)	7,300	241,849

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
Torchmark Corp.	1,500	$87,015
Travelers Cos., Inc. (The)	3,870	436,884
Unum Group	3,100	107,415
XL Group PLC (Ireland)	3,800	144,704

		5,835,790

Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	1,970	1,233,023
Expedia, Inc.	510	69,513
Netflix, Inc.*	2,180	236,268
Priceline Group, Inc. (The)*	260	378,103
TripAdvisor, Inc.*	590	49,430

		1,966,337

Internet Software & Services 2.7%
Akamai Technologies, Inc.*	1,600	97,312
Alphabet, Inc. (Class A Stock)*	2,560	1,887,718
Alphabet, Inc. (Class C Stock)*	2,611	1,855,925
eBay, Inc.*	9,800	273,420
Facebook, Inc. (Class A Stock)*	19,900	2,029,203
VeriSign, Inc.*	900	72,540
Yahoo!, Inc.*	7,600	270,712

		6,486,830

IT Services 2.5%
Accenture PLC (Class A Stock)	5,510	590,672
Alliance Data Systems Corp.*	550	163,520
Automatic Data Processing, Inc.	4,100	356,659
Cognizant Technology Solutions Corp. (Class A Stock)*	5,420	369,156
Computer Sciences Corp.	1,200	79,908
Fidelity National Information Services, Inc.	2,500	182,300
Fiserv, Inc.*	2,060	198,811
International Business Machines Corp.	7,950	1,113,636
MasterCard, Inc. (Class A Stock)	8,800	871,112
Paychex, Inc.	2,800	144,424
PayPal Holdings, Inc.*	9,700	349,297
Teradata Corp.*	1,200	33,732
Total System Services, Inc.	1,500	78,675
Visa, Inc. (Class A Stock)	17,260	1,339,031
Western Union Co. (The)	4,500	86,625
Xerox Corp.	8,800	82,632

		6,040,190

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Leisure Products
Hasbro, Inc.	600	$46,098
Mattel, Inc.	1,700	41,786

		87,884

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	4,600	173,696
PerkinElmer, Inc.	1,600	82,624
Thermo Fisher Scientific, Inc.	5,560	727,137
Waters Corp.*	1,150	146,970

		1,130,427

Machinery 0.8%
Caterpillar, Inc.	5,280	385,387
Cummins, Inc.	1,460	151,125
Deere & Co.	2,800	218,400
Dover Corp.	1,400	90,202
Flowserve Corp.	1,200	55,632
Illinois Tool Works, Inc.	2,900	266,626
Ingersoll-Rand PLC	2,300	136,298
Joy Global, Inc.	600	10,308
PACCAR, Inc.	3,100	163,215
Parker Hannifin Corp.	1,220	127,734
Pentair PLC (United Kingdom)	1,600	89,472
Snap-on, Inc.	510	84,604
Stanley Black & Decker, Inc.	1,330	140,953
Xylem, Inc.	1,600	58,256

		1,978,212

Media 1.3%
Cablevision Systems Corp. (Class A Stock)	1,100	35,849
CBS Corp. (Class B Stock)	2,300	106,996
Comcast Corp. (Class A Stock)	10,800	676,296
Comcast Corp. (Special Class A Stock)	1,900	119,149
Discovery Communications, Inc. (Class A Stock)*	700	20,608
Discovery Communications, Inc. (Class C Stock)*	1,300	35,776
Interpublic Group of Cos., Inc. (The)	2,100	48,153
News Corp. (Class A Stock)	1,950	30,030
News Corp. (Class B Stock)	500	7,740
Omnicom Group, Inc.	1,300	97,396
Scripps Networks Interactive, Inc. (Class A Stock)	500	30,040

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	21

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
TEGNA, Inc.	1,100	$29,744
Time Warner Cable, Inc.	1,450	274,630
Time Warner, Inc.	4,200	316,428
Twenty-First Century Fox, Inc. (Class A Stock)	6,200	190,278
Twenty-First Century Fox, Inc. (Class B Stock)	2,200	67,936
Viacom, Inc. (Class B Stock)	1,800	88,758
Walt Disney Co. (The)	7,950	904,233

		3,080,040

Metals & Mining 0.2%
Alcoa, Inc.	9,900	88,407
Freeport-McMoRan, Inc.	8,600	101,222
Newmont Mining Corp.	4,000	77,840
Nucor Corp.	2,400	101,520

		368,989

Multiline Retail 0.3%
Dollar General Corp.	1,500	101,655
Dollar Tree, Inc.*	1,200	78,588
Kohl’s Corp.	1,000	46,120
Macy’s, Inc.	1,700	86,666
Nordstrom, Inc.	700	45,647
Target Corp.	3,200	246,976

		605,652

Multi-Utilities 5.7%
Ameren Corp.	15,600	681,408
CenterPoint Energy, Inc.	27,600	511,980
CMS Energy Corp.	17,800	642,046
Consolidated Edison, Inc.	18,800	1,236,100
Dominion Resources, Inc.	38,200	2,728,626
DTE Energy Co.	11,600	946,444
NiSource, Inc.	20,400	390,864
PG&E Corp.	31,500	1,682,100
Public Service Enterprise Group, Inc.	32,500	1,341,925
SCANA Corp.	9,200	544,824
Sempra Energy	15,170	1,553,560
TECO Energy, Inc.	15,100	407,700
WEC Energy Group, Inc.	20,284	1,045,843

		13,713,420

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 1.4%
Anadarko Petroleum Corp.	1,530	$102,327
Apache Corp.	1,100	51,843
Cabot Oil & Gas Corp.	1,200	26,052
Chesapeake Energy Corp.	1,500	10,695
Chevron Corp.	5,710	518,925
Cimarex Energy Co.	290	34,237
Columbia Pipeline Group, Inc.	900	18,693
ConocoPhillips	3,700	197,395
CONSOL Energy, Inc.	600	3,996
Devon Energy Corp.	1,200	50,316
EOG Resources, Inc.	1,730	148,521
EQT Corp.	470	31,053
Exxon Mobil Corp.	12,720	1,052,453
Hess Corp.	730	41,033
Kinder Morgan, Inc.	5,400	147,690
Marathon Oil Corp.	2,000	36,760
Marathon Petroleum Corp.	1,580	81,844
Murphy Oil Corp.	400	11,372
Newfield Exploration Co.*	500	20,095
Noble Energy, Inc.	1,300	46,592
Occidental Petroleum Corp.	2,300	171,442
ONEOK, Inc.	600	20,352
Phillips 66	1,500	133,575
Pioneer Natural Resources Co.	460	63,084
Range Resources Corp.	500	15,220
Southwestern Energy Co.*	1,100	12,144
Spectra Energy Corp.	2,000	57,140
Tesoro Corp.	380	40,633
Valero Energy Corp.	1,500	98,880
Williams Cos., Inc. (The)	2,100	82,824

		3,327,186

Paper & Forest Products 0.1%
International Paper Co.	3,200	136,608

Personal Products 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	5,100	410,346

Pharmaceuticals 6.0%
Allergan PLC*	5,498	1,695,968
Bristol-Myers Squibb Co.	23,300	1,536,635

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	23

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
Eli Lilly & Co.	13,600	$1,109,352
Endo International PLC*	2,900	173,971
Johnson & Johnson	38,620	3,901,778
Mallinckrodt PLC*	1,670	109,669
Merck & Co., Inc.	39,300	2,148,138
Mylan NV*	5,700	251,313
Perrigo Co. PLC	2,040	321,790
Pfizer, Inc.	86,000	2,908,520
Zoetis, Inc.	6,400	275,264

		14,432,398

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	320	36,438
Equifax, Inc.	1,040	110,833
Nielsen Holdings PLC	3,200	152,032
Robert Half International, Inc.	1,200	63,192

		362,495

Real Estate Investment Trusts (REITs) 2.5%
American Tower Corp.	5,310	542,841
Apartment Investment & Management Co. (Class A Stock)	2,000	78,380
AvalonBay Communities, Inc.	1,660	290,218
Boston Properties, Inc.	1,930	242,890
Crown Castle International Corp.	4,200	358,932
Equinix, Inc.	720	213,610
Equity Residential	4,500	347,940
Essex Property Trust, Inc.	830	182,965
General Growth Properties, Inc.	7,300	211,335
HCP, Inc.	5,800	215,760
Host Hotels & Resorts, Inc.	9,500	164,635
Iron Mountain, Inc.	2,438	74,700
Kimco Realty Corp.	5,200	139,204
Macerich Co. (The)	1,700	144,058
Plum Creek Timber Co., Inc.	2,200	89,628
Prologis, Inc.	6,500	277,745
Public Storage	1,830	419,912
Realty Income Corp.	3,000	148,380
Simon Property Group, Inc.	3,830	771,592
SL Green Realty Corp.	1,270	150,647
Ventas, Inc.	4,200	225,624

See Notes to Financial Statements.

24

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Vornado Realty Trust	2,210	$222,216
Welltower, Inc.	4,400	285,428
Weyerhaeuser Co.	6,400	187,712

		5,986,352

Real Estate Management & Development 0.1%
CBRE Group, Inc. (Class A Stock)*	3,700	137,936

Road & Rail 0.5%
CSX Corp.	8,600	232,114
JB Hunt Transport Services, Inc.	800	61,096
Kansas City Southern	1,000	82,760
Norfolk Southern Corp.	2,690	215,281
Ryder System, Inc.	500	35,890
Union Pacific Corp.	7,670	685,314

		1,312,455

Semiconductors & Semiconductor Equipment 1.7%
Altera Corp.	2,700	141,885
Analog Devices, Inc.	2,800	168,336
Applied Materials, Inc.	10,500	176,085
Avago Technologies Ltd. (Singapore)	2,290	281,968
Broadcom Corp. (Class A Stock)	4,900	251,860
First Solar, Inc.*	700	39,949
Intel Corp.	41,900	1,418,734
KLA-Tencor Corp.	1,400	93,968
Lam Research Corp.	1,400	107,226
Linear Technology Corp.	2,100	93,282
Microchip Technology, Inc.	1,800	86,922
Micron Technology, Inc.*	9,400	155,664
NVIDIA Corp.	4,500	127,665
Qorvo, Inc.*	1,300	57,109
Skyworks Solutions, Inc.	1,730	133,625
Texas Instruments, Inc.	9,000	510,480
Xilinx, Inc.	2,300	109,526

		3,954,284

Software 2.8%
Activision Blizzard, Inc.	4,400	152,944
Adobe Systems, Inc.*	4,400	390,104

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	25

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
Autodesk, Inc.*	2,000	$110,380
CA, Inc.	2,700	74,817
Citrix Systems, Inc.*	1,400	114,940
Electronic Arts, Inc.*	2,800	201,796
Intuit, Inc.	2,510	244,549
Microsoft Corp.	70,500	3,711,120
Oracle Corp.	28,600	1,110,824
Red Hat, Inc.*	1,600	126,576
salesforce.com, Inc.*	5,500	427,405
Symantec Corp.	6,000	123,600

		6,789,055

Specialty Retail 1.0%
Advance Auto Parts, Inc.	380	75,403
AutoNation, Inc.*	400	25,276
AutoZone, Inc.*	160	125,506
Bed Bath & Beyond, Inc.*	900	53,667
Best Buy Co., Inc.	1,500	52,545
CarMax, Inc.*	1,100	64,911
GameStop Corp. (Class A Stock)	500	23,035
Gap, Inc. (The)	1,200	32,664
Home Depot, Inc. (The)	6,580	813,551
L Brands, Inc.	1,300	124,774
Lowe’s Cos., Inc.	4,700	347,001
O’Reilly Automotive, Inc.*	510	140,893
Ross Stores, Inc.	2,080	105,206
Signet Jewelers Ltd.	410	61,885
Staples, Inc.	3,200	41,568
Tiffany & Co.	540	44,518
TJX Cos., Inc. (The)	3,500	256,165
Tractor Supply Co.	700	64,673
Urban Outfitters, Inc.*	400	11,440

		2,464,681

Technology Hardware, Storage & Peripherals 3.1%
Apple, Inc.	50,280	6,008,460
EMC Corp.	16,900	443,118
Hewlett-Packard Co.	15,900	428,664
NetApp, Inc.	2,600	88,400
SanDisk Corp.	1,780	137,060

See Notes to Financial Statements.

26

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)
Seagate Technology PLC	2,600	$98,956
Western Digital Corp.	2,070	138,318

		7,342,976

Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.	1,400	43,680
Fossil Group, Inc.*	200	10,882
Hanesbrands, Inc.	2,000	63,880
Michael Kors Holdings Ltd.*	1,000	38,640
NIKE, Inc. (Class B Stock)	3,470	454,674
PVH Corp.	420	38,199
Ralph Lauren Corp.	310	34,339
Under Armour, Inc. (Class A Stock)*	900	85,572
VF Corp.	1,720	116,134

		886,000

Thrifts & Mortgage Finance
Hudson City Bancorp, Inc.	6,400	64,768

Tobacco 2.8%
Altria Group, Inc.	44,200	2,672,774
Philip Morris International, Inc.	34,900	3,085,160
Reynolds American, Inc.	18,630	900,202

		6,658,136

Trading Companies & Distributors 0.1%
Fastenal Co.	2,500	97,900
United Rentals, Inc.*	850	63,631
W.W. Grainger, Inc.	540	113,400

		274,931

TOTAL COMMON STOCKS (cost $179,717,973)		226,889,112

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	27

Portfolio of Investments

as of October 31, 2015 continued

Description	Units	Value (Note 1)
RIGHTS*

Food & Staples Retailing
Safeway Casa Ley, expiring 01/30/19, CVR(a)	2,400	$348
Safeway PDC, expiring 01/30/17, CVR(a)	2,400	109

TOTAL RIGHTS (cost $2,553)		457

TOTAL LONG-TERM INVESTMENTS (cost $179,720,526)		226,889,569

	Shares

SHORT-TERM INVESTMENTS 5.1%

AFFILIATED MONEY MARKET MUTUAL FUND 4.8%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $11,455,258)(Note 3)(b)	11,455,258	11,455,258

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(c)(d) 0.3%
U.S. Treasury Bills (cost $799,431)	0.210%	03/03/16	800	799,722

TOTAL SHORT-TERM INVESTMENTS (cost $12,254,689)				12,254,980

TOTAL INVESTMENTS 100.1% (cost $191,975,215) (Note 5)				239,144,549
Liabilities in excess of other assets(e) (0.1)%				(220,845)

NET ASSETS 100.0%				$238,923,704

The following abbreviations are used in the annual report:

CVR—Contingent Value Rights

OTC—Over-the-counter

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid.(unaudited)
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(d)	Rates shown reflect yield to maturity at purchase date.

See Notes to Financial Statements.

28

(e)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2015:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation(1)
Long Positions:
40	S&P 500 E-Mini	Dec. 2015	$3,887,900	$4,147,400	$259,500
5	S&P 500 Index	Dec. 2015	2,462,250	2,592,125	129,875

					$389,375

(1)	U.S. Treasury obligation with a market value of $799,722 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2015.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$4,368,661	$—	$—
Air Freight & Logistics	1,167,855	—	—
Airlines	1,096,083	—	—
Auto Components	366,242	—	—
Automobiles	603,957	—	—
Banks	13,275,838	—	—
Beverages	9,316,268	—	—
Biotechnology	9,425,420	—	—

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	29

Portfolio of Investments

as of October 31, 2015 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Building Products	$143,437	$—	$—
Capital Markets	4,857,655	—	—
Chemicals	3,108,795	—	—
Commercial Services & Supplies	675,759	—	—
Communications Equipment	2,470,154	—	—
Construction & Engineering	140,494	—	—
Construction Materials	175,707	—	—
Consumer Finance	1,667,398	—	—
Containers & Packaging	329,360	—	—
Distributors	74,423	—	—
Diversified Consumer Services	44,712	—	—
Diversified Financial Services	4,582,593	—	—
Diversified Telecommunication Services	8,060,467	—	—
Electric Utilities	19,637,224	—	—
Electrical Equipment	747,096	—	—
Electronic Equipment, Instruments & Components	613,431	—	—
Energy Equipment & Services	628,484	—	—
Food & Staples Retailing	9,341,339	—	—
Food Products	6,978,325	—	—
Gas Utilities	481,250	—	—
Health Care Equipment & Supplies	5,276,832	—	—
Health Care Providers & Services	6,770,648	—	—
Health Care Technology	285,047	—	—
Hotels, Restaurants & Leisure	1,755,633	—	—
Household Durables	398,713	—	—
Household Products	7,359,003	—	—
Independent Power & Renewable Electricity Producers	753,973	—	—
Industrial Conglomerates	4,076,458	—	—
Insurance	5,835,790	—	—
Internet & Catalog Retail	1,966,337	—	—
Internet Software & Services	6,486,830	—	—
IT Services	6,040,190	—	—
Leisure Products	87,884	—	—
Life Sciences Tools & Services	1,130,427	—	—
Machinery	1,978,212	—	—
Media	3,080,040	—	—
Metals & Mining	368,989	—	—
Multiline Retail	605,652	—	—
Multi-Utilities	13,713,420	—	—
Oil, Gas & Consumable Fuels	3,327,186	—	—
Paper & Forest Products	136,608	—	—
Personal Products	410,346	—	—

See Notes to Financial Statements.

30

	Level 1	Level 2	Level 3
Common Stocks (continued)
Pharmaceuticals	$14,432,398	$—	$—
Professional Services	362,495	—	—
Real Estate Investment Trusts (REITs)	5,986,352	—	—
Real Estate Management & Development	137,936	—	—
Road & Rail	1,312,455	—	—
Semiconductors & Semiconductor Equipment	3,954,284	—	—
Software	6,789,055	—	—
Specialty Retail	2,464,681	—	—
Technology Hardware, Storage & Peripherals	7,342,976	—	—
Textiles, Apparel & Luxury Goods	886,000	—	—
Thrifts & Mortgage Finance	64,768	—	—
Tobacco	6,658,136	—	—
Trading Companies & Distributors	274,931	—	—
Rights
Food & Staples Retailing	—	—	457
Affiliated Money Market Mutual Fund	11,455,258	—	—
U.S. Treasury Obligation	—	799,722	—
Other Financial Instruments*
Futures Contracts	389,375	—	—

Total	$238,733,745	$799,722	$457

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Electric Utilities	8.2%
Pharmaceuticals	6.0
Multi-Utilities	5.7
Banks	5.6
Affiliated Money Market Mutual Fund	4.8
Biotechnology	3.9
Food & Staples Retailing	3.9
Beverages	3.9
Diversified Telecommunication Services	3.4
Household Products	3.1
Technology Hardware, Storage & Peripherals	3.1
Food Products	2.9
Software	2.8
Health Care Providers & Services	2.8
Tobacco	2.8
Internet Software & Services	2.7%
IT Services	2.5
Real Estate Investment Trusts (REITs)	2.5
Insurance	2.4
Health Care Equipment & Supplies	2.2
Capital Markets	2.0
Diversified Financial Services	1.9
Aerospace & Defense	1.8
Industrial Conglomerates	1.7
Semiconductors & Semiconductor Equipment	1.7
Oil, Gas & Consumable Fuels	1.4
Chemicals	1.3
Media	1.3
Communications Equipment	1.0
Specialty Retail	1.0

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	31

Portfolio of Investments

as of October 31, 2015 continued

Machinery	0.8%
Internet & Catalog Retail	0.8
Hotels, Restaurants & Leisure	0.7
Consumer Finance	0.7
Road & Rail	0.5
Air Freight & Logistics	0.5
Life Sciences Tools & Services	0.5
Airlines	0.5
Textiles, Apparel & Luxury Goods	0.4
U.S. Treasury Obligation	0.3
Independent Power & Renewable Electricity Producers	0.3
Electrical Equipment	0.3
Commercial Services & Supplies	0.3
Energy Equipment & Services	0.3
Electronic Equipment, Instruments & Components	0.3
Multiline Retail	0.3
Automobiles	0.3
Gas Utilities	0.2%
Personal Products	0.2
Household Durables	0.2
Metals & Mining	0.2
Auto Components	0.2
Professional Services	0.2
Containers & Packaging	0.1
Health Care Technology	0.1
Trading Companies & Distributors	0.1
Construction Materials	0.1
Building Products	0.1
Construction & Engineering	0.1
Real Estate Management & Development	0.1
Paper & Forest Products	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$389,375	*	—	$—
Equity contracts	Unaffiliated Investments	457		—	—

Total		$389,832			$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

32

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$396,420

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)	Futures	Total
Equity contracts	$(2,096)	$(287,295)	(289,391)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2015, the Fund’s average value at trade date for futures long position was $9,627,523.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	33

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Unaffiliated investments (cost $180,519,957)	$227,689,291
Affiliated investments (cost $11,455,258)	11,455,258
Dividends receivable	257,426
Receivable for Fund shares sold	166,913
Tax reclaim receivable	51,281
Prepaid expenses	2,187

Total assets	239,622,356

Liabilities
Payable for Fund shares reacquired	260,087
Management fee payable	149,217
Accrued expenses and other liabilities	145,345
Distribution fee payable	84,533
Due to broker—variation margin futures	30,225
Affiliated transfer agent fee payable	27,433
Deferred trustees’ fees	1,490
Payable to custodian	322

Total liabilities	698,652

Net Assets	$238,923,704

Net assets were comprised of:
Shares of beneficial interest, at par	$17,463
Paid-in capital in excess of par	190,175,237

190,192,700
Undistributed net investment income	1,381,637
Accumulated net realized loss on investment and foreign currency transactions	(203,537)
Net unrealized appreciation on investments and foreign currencies	47,552,904

Net assets, October 31, 2015	$238,923,704

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share, ($176,008,743 ÷ 12,839,872 shares of beneficial interest issued and outstanding)	$13.71
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price to public	$14.51

Class B
Net asset value, offering price and redemption price per share, ($12,401,104 ÷ 911,957 shares of beneficial interest issued and outstanding)	$13.60

Class C
Net asset value, offering price and redemption price per share, ($45,046,330 ÷ 3,313,434 shares of beneficial interest issued and outstanding)	$13.60

Class R
Net asset value, offering price and redemption price per share, ($341,495 ÷ 24,972 shares of beneficial interest issued and outstanding)	$13.68

Class Z
Net asset value, offering price and redemption price per share, ($5,126,032 ÷ 372,727 shares of beneficial interest issued and outstanding)	$13.75

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	35

Statement of Operations

Year Ended October 31, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $369)	$5,315,089
Affiliated dividend income	19,398
Interest income	2,712

Total income	5,337,199

Expenses
Management fee	1,861,461
Distribution fee—Class A	541,769
Distribution fee—Class B	146,690
Distribution fee—Class C	481,053
Distribution fee—Class R	2,687
Transfer agent’s fees and expenses (including affiliated expense of $141,400)	324,000
Custodian and accounting fees	103,000
Registration fees	71,000
Reports to shareholders	65,000
Audit fee	49,000
Legal fees and expenses	21,000
Trustees’ fees	17,000
Insurance expenses	3,000
Miscellaneous	11,554

Total expenses	3,698,214
Less: Distribution fee waiver—Class A	(90,295)
Distribution fee waiver—Class R	(890)

Net expenses	3,607,029

Net investment income	1,730,170

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,912,398
Futures transactions	396,420
Foreign currency transactions	(245)

4,308,573

Net change in unrealized appreciation (depreciation) on:
Investments	259,395
Futures	(287,295)
Foreign currencies	(4,003)

(31,903)

Net gain on investment and foreign currency transactions	4,276,670

Net Increase In Net Assets Resulting From Operations	$6,006,840

See Notes to Financial Statements.

36

Statement of Changes in Net Assets

	Year Ended October 31, 2015	Three Months Ended October 31, 2014	Year Ended July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,730,170	$348,446	$1,798,453
Net realized gain on investment and foreign currency transactions	4,308,573	3,714,330	9,171,759
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(31,903)	6,842,139	18,862,723

Net increase in net assets resulting from operations	6,006,840	10,904,915	29,832,935

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,552,445)	—	(1,706,561)
Class B	(22,631)	—	(46,788)
Class C	(69,299)	—	(119,274)
Class R	(2,542)	—	(2,728)
Class X	—	—	(528)
Class Z	(40,752)	—	(42,064)

	(1,687,669)	—	(1,917,943)

Distributions from net realized gains:
Class A	(10,270,415)	—	(8,953,338)
Class B	(928,083)	—	(956,040)
Class C	(2,841,969)	—	(2,437,173)
Class R	(23,456)	—	(19,075)
Class X	—	—	(2,769)
Class Z	(210,246)	—	(176,605)

	(14,274,169)	—	(12,545,000)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,387,077	3,111,603	14,630,338
Net asset value of shares issued in reinvestment of dividends and distributions	15,559,827	—	14,034,436
Cost of shares reacquired	(34,740,917)	(9,897,163)	(44,459,227)

Net decrease in net assets from Fund share transactions	(7,794,013)	(6,785,560)	(15,794,453)

Total increase (decrease)	(17,749,011)	4,119,355	(424,461)

Net Assets:
Beginning of period	$256,672,715	$252,553,360	$252,977,821

End of period(a)	$238,923,704	$256,672,715	$252,553,360

(a) Includes undistributed net investment income of:	$1,381,637	$1,329,049	$980,603

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	37

Notes to Financial Statements

Prudential Investment Portfolios 16 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, diversified management investment company presently consisting of two funds: Prudential QMA Defensive Equity Fund (the “Fund”) and Prudential Income Builder Fund. These financial statements relate only to Prudential QMA Defensive Equity Fund. The financial statements of the other fund are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

Effective on or about December 30, 2015, the Prudential Defensive Equity Fund will be renamed the Prudential QMA Defensive Equity Fund.

The Trust’s fiscal year has changed from an annual reporting period that ends July 31 to one that ends October 31, effective on October 31, 2014. This change should have no impact on the way the Trust is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

The investment objective of the Fund is to seek long-term capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily

38

available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting. Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash

Prudential QMA Defensive Equity Fund	39

Notes to Financial Statements

continued

flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities

40

at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a

Prudential QMA Defensive Equity Fund	41

Notes to Financial Statements

continued

result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. The Fund may also use futures to gain additional market exposure. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including

42

amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prudential QMA Defensive Equity Fund	43

Notes to Financial Statements

continued

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the average daily net assets up to $500 million, .70% of average daily net assets for the next $500 million and .65% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended October 31, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. Formerly through April 11, 2014, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1%, ..75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. PIMS has contractually agreed through February 29, 2016 to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prior to the final conversion of Class X shares, Management received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Fund and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it has received $163,463 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2015. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

44

PIMS has advised the Fund that for the year ended October 31, 2015, it has received $2,364, $15,562 and $1,450 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PIMS, PAD, PI and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income.”

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments and U.S. government securities, for the year ended October 31, 2015, aggregated $173,815,647 and $199,747,841, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2015, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $10,087 due to foreign currency transactions and reclassification of dividends. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

Prudential QMA Defensive Equity Fund	45

Notes to Financial Statements

continued

For the year ended October 31, 2015, the tax character of dividends paid by the Fund was $4,865,926 of ordinary income and $11,095,912 of long-term capital gains. For the period ended October 31, 2014, there were no dividends paid by the Fund. For the year ended July 31, 2014, the tax character of dividends paid by the Fund was $1,917,943 of ordinary income and $12,545,000 of long-term capital gains.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis were $1,383,127 of ordinary income and $4,577,412 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$196,366,789	$50,398,392	$(7,620,632)	$42,777,760	$(5,804)	$42,771,956

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies, futures and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by

46

certain retirement or benefit plans. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. An exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Prudential QMA Defensive Equity Fund	47

Notes to Financial Statements

continued

As of October 31, 2015, Prudential owned 265 shares of Class R.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2015:
Shares sold	535,171	$7,311,820
Shares issued in reinvestment of dividends and distributions	851,329	11,654,699
Shares reacquired	(1,750,947)	(24,002,784)

Net increase (decrease) in shares outstanding before conversion	(364,447)	(5,036,265)
Shares issued upon conversion from other share class(es)	312,984	4,228,213
Shares reacquired upon conversion into other share class(es)	(71,740)	(975,162)

Net increase (decrease) in shares outstanding	(123,203)	$(1,783,214)

Three months ended October 31, 2014:
Shares sold	102,855	$1,427,801
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(461,969)	(6,438,802)

Net increase (decrease) in shares outstanding before conversion	(359,114)	(5,011,001)
Shares issued upon conversion from other share class(es)	47,177	661,409
Shares reacquired upon conversion into other share class(es)	(10,740)	(147,694)

Net increase (decrease) in shares outstanding	(322,677)	$(4,497,286)

Year ended July 31, 2014:
Shares sold	682,676	$8,978,523
Shares issued in reinvestment of dividends and distributions	818,551	10,477,453
Shares reacquired	(2,568,826)	(33,874,215)

Net increase (decrease) in shares outstanding before conversion	(1,067,599)	(14,418,239)
Shares issued upon conversion from other share class(es)	383,775	5,076,077
Shares reacquired upon conversion into other share class(es)	(497)	(6,957)

Net increase (decrease) in shares outstanding	(684,321)	$(9,349,119)

48

Class B	Shares	Amount
Year ended October 31, 2015:
Shares sold	11,918	$159,061
Shares issued in reinvestment of dividends and distributions	69,290	947,197
Shares reacquired	(121,502)	(1,656,366)

Net increase (decrease) in shares outstanding before conversion	(40,294)	(550,108)
Shares reacquired upon conversion into other share class(es)	(260,526)	(3,505,383)

Net increase (decrease) in shares outstanding	(300,820)	$(4,055,491)

Three months ended October 31, 2014:
Shares sold	4,039	$55,320
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(27,270)	(376,535)

Net increase (decrease) in shares outstanding before conversion	(23,231)	(321,215)
Shares reacquired upon conversion into other share class(es)	(47,515)	(661,409)

Net increase (decrease) in shares outstanding	(70,746)	$(982,624)

Year ended July 31, 2014:
Shares sold	143,539	$1,865,871
Shares issued in reinvestment of dividends and distributions	77,954	997,032
Shares reacquired	(183,788)	(2,408,895)

Net increase (decrease) in shares outstanding before conversion	37,705	454,008
Shares reacquired upon conversion into other share class(es)	(377,549)	(4,969,752)

Net increase (decrease) in shares outstanding	(339,844)	$(4,515,744)

Prudential QMA Defensive Equity Fund	49

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2015:
Shares sold	172,454	$2,346,872
Shares issued in reinvestment of dividends and distributions	197,928	2,703,699
Shares reacquired	(565,469)	(7,669,827)

Net increase (decrease) in shares outstanding before conversion	(195,087)	(2,619,256)
Shares reacquired upon conversion into other share class(es)	(63,949)	(858,047)

Net increase (decrease) in shares outstanding	(259,036)	$(3,477,303)

Three months ended October 31, 2014:
Shares sold	36,833	$505,081
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(135,394)	(1,871,217)

Net increase (decrease) in shares outstanding before conversion	(98,561)	(1,366,136)
Shares reacquired upon conversion into other share class(es)	(1,961)	(26,552)

Net increase (decrease) in shares outstanding	(100,522)	$(1,392,688)

Year ended July 31, 2014:
Shares sold	216,654	$2,843,942
Shares issued in reinvestment of dividends and distributions	182,822	2,338,297
Shares reacquired	(523,803)	(6,869,389)

Net increase (decrease) in shares outstanding before conversion	(124,327)	(1,687,150)
Shares reacquired upon conversion into other share class(es)	(5,256)	(68,607)

Net increase (decrease) in shares outstanding	(129,583)	$(1,755,757)

50

Class R	Shares	Amount
Year ended October 31, 2015
Shares sold	1,376	$18,818
Shares issued in reinvestment of dividends and distributions	1,899	25,998
Shares reacquired	(8,837)	(120,673)

Net increase (decrease) in shares outstanding	(5,562)	$(75,857)

Three months ended October 31, 2014:
Shares sold	255	$3,518
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(184)	(2,551)

Net increase (decrease) in shares outstanding	71	$967

Year ended July 31, 2014:
Shares sold	1,041	$13,810
Shares issued in reinvestment of dividends and distributions	1,703	21,803
Shares reacquired	(1,314)	(17,062)

Net increase (decrease) in shares outstanding	1,430	$18,551

Class X
Period ended April 11, 2014*:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	258	3,297
Shares reacquired	(27)	(352)

Net increase (decrease) in shares outstanding before conversion	231	2,945
Shares reacquired upon conversion into other share class(es)	(8,184)	(106,325)

Net increase (decrease) in shares outstanding	(7,953)	$(103,380)

Prudential QMA Defensive Equity Fund	51

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2015:
Shares sold	112,046	$1,550,506
Shares issued in reinvestment of dividends and distributions	16,659	228,234
Shares reacquired	(95,713)	(1,291,267)

Net increase (decrease) in shares outstanding before conversion	32,992	487,473
Shares issued upon conversion from other share class(es)	84,280	1,149,601
Shares reacquired upon conversion into other share class(es)	(2,905)	(39,222)

Net increase (decrease) in shares outstanding	114,367	$1,597,852

Three months ended October 31, 2014:
Shares sold	79,607	$1,119,883
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	(87,731)	(1,208,058)

Net increase (decrease) in shares outstanding before conversion	(8,124)	(88,175)
Shares issued upon conversion from other share class(es)	12,656	174,246

Net increase (decrease) in shares outstanding	4,532	$86,071

Year ended July 31, 2014:
Shares sold	70,462	$928,192
Shares issued in reinvestment of dividends and distributions	15,344	196,554
Shares reacquired	(97,316)	(1,289,314)

Net increase (decrease) in shares outstanding before conversion	(11,510)	(164,568)
Shares issued upon conversion from other share class(es)	5,721	75,564

Net increase (decrease) in shares outstanding	(5,789)	$(89,004)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

52

The Fund did not utilize the SCA during the year ended October 31, 2015.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential QMA Defensive Equity Fund	53

Financial Highlights

Class A Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.26	$13.65		$12.86	$11.23	$11.12	$9.88
Income (loss) from investment operations:
Net investment income	.13	.03		.12	.13	.13	.13
Net realized and unrealized gain on investment transactions	.24	.58		1.46	1.72	.09	1.20
Total from investment operations	.37	.61		1.58	1.85	.22	1.33
Less Dividends and Distributions:
Dividends from net investment income	(.12)	-		(.13)	(.22)	(.11)	(.09)
Distributions from net realized gains	(.80)	-		(.66)	-	-	-
Total dividends and distributions	(.92)	-		(.79)	(.22)	(.11)	(.09)
Net asset value, end of period	$13.71	$14.26		$13.65	$12.86	$11.23	$11.12
Total Return(a)	2.64%	4.47%		12.66%	16.69%	2.05%	13.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$176,009	$184,830		$181,385	$179,711	$170,788	$196,985
Average net assets (000)	$180,590	$181,880		$182,251	$172,847	$188,087	$186,704
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.27%	1.40%	(d)	1.25%	1.38%	1.41%	1.37%
Expense before advisory fee waiver and expense reimbursement	1.32%	1.45%	(d)	1.30%	1.43%	1.46%	1.42%
Net investment income	.88%	.74%	(d)	.90%	1.05%	1.19%	1.16%
Portfolio turnover rate	74%	20%	(e)	87%	239%	174%	151%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

54

Class B Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.15	$13.58		$12.80	$11.17	$11.06	$9.84
Income (loss) from investment operations:
Net investment income (loss)	.04	-	(g)	.02	.04	.05	.04
Net realized and unrealized gain on investment transactions	.23	.57		1.45	1.73	.09	1.20
Total from investment operations	.27	.57		1.47	1.77	.14	1.24
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-		(.03)	(.14)	(.03)	(.02)
Distributions from net realized gains	(.80)	-		(.66)	-	-	-
Total dividends and distributions	(.82)	-		(.69)	(.14)	(.03)	(.02)
Net asset value, end of period	$13.60	$14.15		$13.58	$12.80	$11.17	$11.06
Total Return(a)	1.90%	4.20%		11.84%	15.94%	1.26%	12.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,401	$17,164		$17,425	$20,780	$24,968	$36,955
Average net assets (000)	$14,669	$17,140		$19,454	$22,938	$29,979	$46,927
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	2.02%	2.15%	(d)	2.00%	2.13%	2.16%	2.12%
Expense before advisory fee waiver and expense reimbursement	2.02%	2.15%	(d)	2.00%	2.13%	2.16%	2.12%
Net investment income (loss)	.15%	-%	(d)(h)	.16%	.30%	.45%	.41%
Portfolio turnover rate	74%	20%	(e)	87%	239%	174%	151%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

(g) Less than $.005.

(h) Less than .005%.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	55

Financial Highlights

continued

Class C Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.15	$13.57		$12.80	$11.17	$11.06	$9.84
Income (loss) from investment operations:
Net investment income (loss)	.02	-	(g)	.02	.04	.05	.04
Net realized and unrealized gain on investment transactions	.25	.58		1.44	1.73	.09	1.20
Total from investment operations	.27	.58		1.46	1.77	.14	1.24
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-		(.03)	(.14)	(.03)	(.02)
Distributions from net realized gains	(.80)	-		(.66)	-	-	-
Total dividends and distributions	(.82)	-		(.69)	(.14)	(.03)	(.02)
Net asset value, end of period	$13.60	$14.15		$13.57	$12.80	$11.17	$11.06
Total Return(a)	1.91%	4.27%		11.75%	15.94%	1.26%	12.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$45,046	$50,550		$49,855	$48,666	$50,632	$58,827
Average net assets (000)	$48,105	$50,000		$49,435	$49,670	$52,831	$62,754
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	2.02%	2.15%	(d)	2.00%	2.13%	2.16%	2.12%
Expense before advisory fee waiver and expense reimbursement	2.02%	2.15%	(d)	2.00%	2.13%	2.16%	2.12%
Net investment income (loss)	.13%	(.01	)%(d)	.15%	.30%	.44%	.41%
Portfolio turnover rate	74%	20%	(e)	87%	239%	174%	151%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

(g) Less than $.005.

See Notes to Financial Statements.

56

Class R Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.23	$13.63		$12.85	$11.21	$11.10	$9.87
Income (loss) from investment operations:
Net investment income	.09	.02		.09	.10	.10	.09
Net realized and unrealized gain on investment transactions	.25	.58		1.44	1.73	.09	1.21
Total from investment operations	.34	.60		1.53	1.83	.19	1.30
Less Dividends and Distributions:
Dividends from net investment income	(.09)	-		(.09)	(.19)	(.08)	(.07)
Distributions from net realized gains	(.80)	-		(.66)	-	-	-
Total dividends and distributions	(.89)	-		(.75)	(.19)	(.08)	(.07)
Net asset value, end of period	$13.68	$14.23		$13.63	$12.85	$11.21	$11.10
Total Return(a)	2.39%	4.40%		12.32%	16.52%	1.78%	13.16%

Ratios/Supplemental Data:
Net assets, end of period (000)	$341	$434		$415	$373	$311	$341
Average net assets (000)	$358	$422		$391	$341	$306	$497
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.52%	1.65%	(d)	1.50%	1.63%	1.66%	1.62%
Expense before advisory fee waiver and expense reimbursement	1.77%	1.90%	(d)	1.75%	1.88%	1.91%	1.87%
Net investment income	.63%	.48%	(d)	.65%	.81%	.94%	.89%
Portfolio turnover rate	74%	20%	(e)	87%	239%	174%	151%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	57

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(h)		2013	2012	2011	2010	2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$12.86		$11.22	$11.12	$9.88	$8.97	$10.66
Income (loss) from investment operations:
Net investment income	.08		.12	.13	.12	.10	.13
Net realized and unrealized gain (loss) on investment transactions	.74		1.74	.08	1.21	.91	(1.58)
Total from investment operations	.82		1.86	.21	1.33	1.01	(1.45)
Less Dividends and Distributions:
Dividends from net investment income	(.13)		(.22)	(.11)	(.09)	(.10)	(.14)
Distributions from net realized gains	(.66)		-	-	-	-	(.10)
Total dividends and distributions	(.79)		(.22)	(.11)	(.09)	(.10)	(.24)
Capital Contribution	-		-	- (e)	- (e)	- (e)	-
Net asset value, end of period	$12.89		$12.86	$11.22	$11.12	$9.88	$8.97
Total Return(a)	6.39%		16.79%	1.96%	13.51%	11.28%	(13.43)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4		$102	$367	$777	$1,430	$2,235
Average net assets (000)	$57		$184	$505	$1,112	$1,847	$2,858
Ratios to average net assets(c):
Expense after waivers and/or expense reimbursement	1.34%	(f)	1.38%	1.41%	1.37%	1.77%	2.21% (d)
Expense before waivers and/or expense reimbursement	1.34%	(f)	1.38%	1.41%	1.37%	1.77%	2.21% (d)
Net investment income	.94%	(f)	1.02%	1.20%	1.15%	1.04%	1.48%
Portfolio turnover rate	87%	(g)	239%	174%	151%	140%	249%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Includes interest expense of .03%.

(e) Less than $.005.

(f) Annualized.

(g) Calculated as of July 31, 2014. Not annualized.

(h) As of April 11, 2014, the last conversion of Class X was completed. There are no shares outstanding and Class X shares are no longer being offered for sale.

See Notes to Financial Statements.

58

Class Z Shares
	Year Ended October 31,	Three Months Ended October 31,		Year Ended July 31,
	2015	2014(b)(f)		2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.30	$13.68		$12.89	$11.24	$11.14	$9.90
Income (loss) from investment operations:
Net investment income	.15	.03		.15	.16	.16	.15
Net realized and unrealized gain on investment transactions	.26	.59		1.46	1.74	.08	1.21
Total from investment operations	.41	.62		1.61	1.90	.24	1.36
Less Dividends and Distributions:
Dividends from net investment income	(.16)	-		(.16)	(.25)	(.14)	(.12)
Distributions from net realized gains	(.80)	-		(.66)	-	-	-
Total dividends and distributions	(.96)	-		(.82)	(.25)	(.14)	(.12)
Net asset value, end of period	$13.75	$14.30		$13.68	$12.89	$11.24	$11.14
Total Return(a)	2.89%	4.53%		12.90%	17.13%	2.22%	13.75%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,126	$3,694		$3,473	$3,346	$3,464	$3,539
Average net assets (000)	$4,473	$4,210		$3,596	$3,533	$3,240	$3,846
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement	1.02%	1.15%	(d)	1.00%	1.13%	1.16%	1.12%
Expense before advisory fee waiver and expense reimbursement	1.02%	1.15%	(d)	1.00%	1.13%	1.16%	1.12%
Net investment income	1.12%	.99%	(d)	1.16%	1.30%	1.44%	1.42%
Portfolio turnover rate	74%	20%	(e)	87%	239%	174%	151%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based upon average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the three month period ended October 31, 2014. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2014.

See Notes to Financial Statements.

Prudential QMA Defensive Equity Fund	59

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 16:

We have audited the accompanying statement of assets and liabilities of Prudential Defensive Equity Fund, a series of Prudential Investment Portfolios 16 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the three-month period ended October 31, 2014 and the year ended July 31, 2014, and the financial highlights for the year then ended, for the three-month period ended October 31, 2014, and for each of the years in the four-year period ended July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

60

Federal Income Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2015, the Fund reported the maximum amount allowed per share, but not less than $0.62 for Class A, B, C, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2015, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential QMA Defensive Equity Fund	100.00%	100.00%

In January 2016 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

Prudential QMA Defensive Equity Fund	61

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Defensive Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1999; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA Defensive Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA Defensive Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Defensive Equity (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential QMA Defensive Equity Fund is a series of Prudential Investment Portfolios 16.

Prudential QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential QMA Defensive Equity Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at www.prudentialfunds.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board noted, however, that in 2013, following shareholder approval, QMA was appointed to replace the Fund’s existing subadvisers as part of an overall restructuring and repositioning of the Fund, and that as result, most of the Fund’s historical performance record did not reflect the current management and operation of the Fund.

•	The Board considered that QMA does not yet have a three-year performance record with the Fund and that, therefore, QMA should have more time to develop that record.
•

The Board also considered PI’s assertion that the Fund is designed to hedge risk, unlike many of its peers, and that it has behaved as expected in the market environment given its investment objective and policies.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Defensive Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’ Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Defensive Equity Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA DEFENSIVE EQUITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PAMGX	DMGBX	PIMGX	SPMRX	PDMZX
CUSIP	74442X868	74442X785	74442X793	74442X819	74442X827

MFSP504E3    0286108-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2015, for the fiscal period August 1, 2014 through October 31, 2014 and for the fiscal year ended July 31, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $73,920, $73,920, and $120,360, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2015, for the fiscal period August 1, 2014 through October 31, 2014 and for the fiscal year ended July 31, 2014: none.

(c) Tax Fees

For the fiscal year ended October 31, 2015, for the fiscal period August 1, 2014 through October 31, 2014 and for the fiscal year ended July 31, 2014: none.

(d) All Other Fees

For the fiscal year ended October 31, 2015, for the fiscal period August 1, 2014 through October 31, 2014 and for the fiscal year ended July 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended October 31, 2015, for the fiscal period August 1, 2014 through October 31, 2014 and for the fiscal year ended July 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2015 and 2014. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2015, for the fiscal period August 1, 2014 through October 31, 2014 and for the fiscal year ended July 31, 2014 was $0, $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 16

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015